                                                                   EXHIBIT 10.13

--------------------------------------------------------------------------------


                                 $315,000,000

                               CREDIT AGREEMENT


                                     among


                        ADVANCED GLASSFIBER YARNS LLC,
                                 as Borrower,

                           ITS DOMESTIC SUBSIDIARIES
                       FROM TIME TO TIME PARTIES HERETO
                                as Guarantors,


                          THE LENDERS PARTIES HERETO

                                      and

                          FIRST UNION NATIONAL BANK,
                            as Administrative Agent


                        Dated as of September 30, 1998


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                                         Page
ARTICLE I  DEFINITIONS.................................................................   1
         Section 1.1 Defined Terms.....................................................   1
         Section 1.2 Other Definitional Provisions.....................................  26
         Section 1.3 Accounting Terms..................................................  27
ARTICLE II  THE LOANS; AMOUNT AND TERMS................................................  27
         Section 2.1 Revolving Loans...................................................  27
         Section 2.2A Tranche A Term Loan..............................................  29
         Section 2.2B Tranche B Term Loan..............................................  31
         Section 2.3 Swingline Loan Subfacility........................................  32
         Section 2.4 Letter of Credit Subfacility......................................  34
         Section 2.5 Fees..............................................................  37
         Section 2.6 Commitment Reductions.............................................  38
         Section 2.7 Prepayments.......................................................  38
         Section 2.8 Minimum Principal Amount of Tranches..............................  41
         Section 2.9 Default Rate and Payment Dates....................................  41
         Section 2.10 Conversion Options...............................................  42
         Section 2.11 Computation of Interest and Fees.................................  42
         Section 2.12 Pro Rata Treatment and Payments..................................  43
         Section 2.13 Non-Receipt of Funds by the Agent................................  43
         Section 2.14 Inability to Determine Interest Rate.............................  44
         Section 2.15 Illegality.......................................................  45
         Section 2.16 Requirements of Law..............................................  45
         Section 2.17 Indemnity........................................................  46
         Section 2.18 Taxes............................................................  47
         Section 2.19 Indemnification; Nature of Issuing Lender's Duties...............  49
         Section 2.20 Defaulting Lenders...............................................  50
ARTICLE III  REPRESENTATIONS AND WARRANTIES............................................  51
         Section 3.1 Financial Condition...............................................  51
         Section 3.2 No Change.........................................................  52
         Section 3.3 Corporate Existence; Compliance with Law..........................  52
         Section 3.4 Corporate Power; Authorization; Enforceable Obligations...........  52
         Section 3.5 No Legal Bar; No Default..........................................  53
         Section 3.6 No Material Litigation............................................  53
         Section 3.7 Investment Company Act............................................  53
         Section 3.8 Margin Regulations................................................  53
         Section 3.9 ERISA.............................................................  53
         Section 3.10 Environmental Matters............................................  54
         Section 3.11 Purpose of Loans.................................................  55
         Section 3.12 Subsidiaries.....................................................  55
         Section 3.13 Ownership........................................................  55
         Section 3.14 Indebtedness.....................................................  55
         Section 3.15 Taxes............................................................  56
         Section 3.16 Intellectual Property............................................  56
         Section 3.17 Solvency.........................................................  56

         Section 3.18 Investments..............................................................  56
         Section 3.19 Location of Collateral...................................................  56
         Section 3.20 No Burdensome Restrictions...............................................  57
         Section 3.21 Brokers'Fees.............................................................  57
         Section 3.22 Labor Matters............................................................  57
         Section 3.23 Accuracy and Completeness of Information.................................  57
         Section 3.24 Representations and Warranties from Acquisition Agreements...............  57
         Section 3.25 Year 2000 Issue..........................................................  58
         Section 3.26 Entire Business..........................................................  58
ARTICLE IV  CONDITIONS PRECEDENT...............................................................  58
         Section 4.1 Conditions to Closing Date and Initial Revolving Loans and Term Loans
                       made in connection with the Acquisition.................................  58
         Section 4.2 Conditions to All Extensions of Credit....................................  64
ARTICLE V  AFFIRMATIVE COVENANTS...............................................................  65
         Section 5.1 Financial Statements......................................................  66
         Section 5.2 Certificates; Other Information...........................................  67
         Section 5.3 Payment of Obligations....................................................  67
         Section 5.4 Conduct of Business and Maintenance of Existence..........................  68
         Section 5.5 Maintenance of Property; Insurance........................................  68
         Section 5.6 Inspection of Property; Books and Records; Discussions....................  69
         Section 5.7 Notices...................................................................  69
         Section 5.8 Environmental Laws........................................................  70
         Section 5.9 Financial Covenants.......................................................  71
         Section 5.10 Additional Guarantors....................................................  73
         Section 5.11 Compliance with Law......................................................  73
         Section 5.12 Pledged Assets...........................................................  73
         Section 5.13 Interest Rate Protection Agreements......................................  74
         Section 5.14 Year 2000 Compliance.....................................................  74
ARTICLE VI  NEGATIVE COVENANTS.................................................................  74
         Section 6.1 Indebtedness..............................................................  74
         Section 6.2 Liens.....................................................................  76
         Section 6.3 Guaranty Obligations......................................................  76
         Section 6.4 Nature of Business........................................................  76
         Section 6.5 Consolidation, Merger, Sale or Purchase of Assets, etc....................  76
         Section 6.6 Advances, Investments and Loans...........................................  77
         Section 6.7 Ownership of Subsidiaries; Restrictions...................................  78
         Section 6.8 Fiscal Year; Organizational Documents; Material Contracts.................  78
         Section 6.9 Limitation on Restricted Actions..........................................  78
         Section 6.10 Restricted Payments......................................................  79
         Section 6.11 Prepayments of Indebtedness, etc.........................................  79
         Section 6.12 Sale Leasebacks..........................................................  80
         Section 6.13 No Further Negative Pledges..............................................  80
ARTICLE VII  EVENTS OF DEFAULT.................................................................  80
         Section 7.1 Events of Default.........................................................  80
         Section 7.2 Acceleration; Remedies....................................................  83
ARTICLE VIII  THE AGENT........................................................................  84
         Section 8.1 Appointment...............................................................  84

         Section 8.2 Delegation of Duties..................................................   84
         Section 8.3 Exculpatory Provisions................................................   84
         Section 8.4 Reliance by Agent.....................................................   85
         Section 8.5 Notice of Default.....................................................   85
         Section 8.6 Non-Reliance on Agent and Other Lenders...............................   85
         Section 8.7 Indemnification.......................................................   86
         Section 8.8 Agent in Its Individual Capacity......................................   86
         Section 8.9 Successor Agent.......................................................   86
ARTICLE IX  MISCELLANEOUS..................................................................   87
         Section 9.1 Amendments, Waivers and Release of Collateral.........................   87
         Section 9.2 Notices...............................................................   89
         Section 9.3 No Waiver; Cumulative Remedies........................................   90
         Section 9.4 Survival of Representations and Warranties............................   90
         Section 9.5 Payment of Expenses and Taxes.........................................   90
         Section 9.6 Successors and Assigns; Participations; Purchasing Lenders............   91
         Section 9.7 Adjustments; Set-off..................................................   94
         Section 9.8 Table of Contents and Section Headings................................   95
         Section 9.9 Counterparts..........................................................   95
         Section 9.10 Effectiveness........................................................   95
         Section 9.11 Severability.........................................................   95
         Section 9.12 Integration..........................................................   95
         Section 9.13 Governing Law........................................................   95
         Section 9.14 Consent to Jurisdiction and Service of Process.......................   96
         Section 9.15 Arbitration..........................................................   96
         Section 9.16 Confidentiality......................................................   97
         Section 9.17 Acknowledgments......................................................   98
         Section 9.18 Waivers of Jury Trial................................................   98
ARTICLE X  GUARANTY........................................................................   98
         Section 10.1 The Guaranty.........................................................   98
         Section 10.2 Bankruptcy...........................................................   99
         Section 10.3 Nature of Liability..................................................   99
         Section 10.4 Independent Obligation...............................................  100
         Section 10.5 Authorization........................................................  100
         Section 10.6 Reliance.............................................................  100
         Section 10.7 Waiver...............................................................  100
         Section 10.8 Limitation on Enforcement............................................  102
         Section 10.9 Confirmation of Payment..............................................  102

SCHEDULES
---------

Schedule 1.1(a)                     Account Designation Letter
Schedule 1.1(a)(i)                  Acquisition Expenses
Schedule 1.1(b)                     Joint Venture Contracts
Schedule 1.1(c)                     Liens
Schedule 2.1(a)                     Schedule of Lenders and Commitments
Schedule 2.1(b)(i)                  Form of Notice of Borrowing
Schedule 2.1(e)                     Form of Revolving Note
Schedule 2.2A(d)                    Form of Tranche A Term Note
Schedule 2.2B(d)                    Form of Tranche B Term Note
Schedule 2.3(d)                     Form of Swingline Note
Schedule 2.10                       Form of Notice of Conversion/Extension
Schedule 2.18                       Section 2.18 Certificate
Schedule 3.6                        Litigation
Schedule 3.9                        ERISA
Schedule 3.10                       Environmental Matters
Schedule 3.12                       Subsidiaries
Schedule 3.16                       Intellectual Property
Schedule 3.19(a)                    Location of Real Property
Schedule 3.19(b)                    Location of Collateral
Schedule 3.19(c)                    Chief Executive Offices
Schedule 3.22                       Labor Matters
Schedule 4.1(b)                     Form of Secretary's Certificate
Schedule 4.1(i-A)                   Form of Solvency Certificate
Schedule 5.5(b)                     Insurance
Schedule 5.10                       Form of Joinder Agreement
Schedule 6.1(b)                     Indebtedness
Schedule 9.2                        Schedule of Lenders' Lending Offices
Schedule 9.6(c)                     Form of Commitment Transfer Supplement

                                                                  CONFORMED COPY

     CREDIT AGREEMENT, dated as of September 30, 1998, among ADVANCED GLASSFIBER YARNS LLC, a Delaware limited liability company (the "Borrower"), those Domestic
                                                      --------
Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and such other Domestic Subsidiaries of the Borrower as may from time to time become a party hereto (collectively, the "Guarantors"), the several banks
                                               ----------
and other financial institutions as may from time to time become parties to this Agreement (collectively, the "Lenders"; and individually, a "Lender"), and FIRST
                              -------                        ------
UNION NATIONAL BANK, a national banking association, as agent for the Lenders hereunder (in such capacity, the "Agent").
                                  -----


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Borrower has requested that the Lenders make loans and other financial accommodations to the Borrower in the amount of up to $315,000,000, as more particularly described herein;

     WHEREAS, the Lenders have agreed to make such loans and other financial accommodations to the Borrower on the terms and conditions contained herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     SECTION 1.1      DEFINED TERMS.
                      -------------

     As used in this Agreement, terms defined in the preamble to this Agreement have the meanings therein indicated, and the following terms have the following meanings:

     "Account Designation Letter" shall mean the Notice of Account Designation
      --------------------------
Letter dated the Closing Date from the Borrower to the Agent substantially in the form attached hereto as Schedule 1.1(a).
                            ---------------

     "Acquired Business" shall mean the glass yarn and specialty materials
      -----------------
business of Owens Corning and all assets and liabilities related thereto contributed to the Borrower pursuant to the Acquisition Documents.

     "Acquisition Agreements" shall mean (i) the LLC Interest Sale and Purchase
      ----------------------
Agreement (the "LLC Purchase Agreement"), dated as of July 31, 1998, among Owens
                ----------------------
Corning, the Borrower, and Glass Holdings, (ii) the Amended and Restated Asset Contribution Agreement, dated as of July 31, 1998, between Owens Corning and the Borrower, (iii) the NVOC Asset

Purchase Agreement, dated as of the Closing Date, between N.V. Owens Corning S.A., a Belgian corporation, and the Borrower, (iv) the OCC Asset Purchase Agreement, dated as of the Closing Date, between Owens-Corning Canada Inc., a Canadian corporation, and the Borrower, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

     "Acquisition Documents" shall mean the Acquisition Agreements, including
      ---------------------
the exhibits and schedules thereto, and all agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith.

     "Acquisition" shall mean the purchases, contributions and other
      -----------
acquisitions of assets contemplated by the Acquisition Documents.

     "Additional Credit Party" shall mean each Person that becomes a Guarantor
      -----------------------
by execution of a Joinder Agreement in accordance with Section 5.10.

     "Affiliate" shall mean as to any Person, any other Person (excluding any
      ---------
Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person shall be deemed to be "controlled by" a Person if such Person possesses, directly or indirectly, power either (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agent" shall have the meaning set forth in the first paragraph of this
      -----
Agreement and any successors in such capacity.

     "Agreement" shall mean this Credit Agreement, as amended, modified or
      ---------
supplemented from time to time in accordance with its terms.

     "Alternate Base Rate" shall mean, for any day, a rate per annum equal to
      -------------------
the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean, at any time, the rate of interest per annum publicly
 ----------
announced from time to time by First Union at its principal office in Charlotte, North Carolina as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by First Union as its Prime Rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks; and "Federal
                                                                      -------
Funds Effective Rate" shall mean, for any day, the weighted average of the rates
--------------------
on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published on the next succeeding Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive in the absence of manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the opening of business on the date of such change.

     "Alternate Base Rate Loans" shall mean Loans that bear interest at an
      -------------------------
 interest rate based on the Alternate Base Rate.

     "Applicable Percentage" shall mean, for any day, the rate per annum set
      ---------------------
forth below opposite the applicable Level then in effect, it being understood that the Applicable Percentage for (i) Revolving Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Revolving Loans", (ii) Revolving Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee", (iii) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee", (iv) Tranche A Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche A Term Loans", (v) Tranche A Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche A Term Loans", (vi) Tranche B Term Loans which are Alternate Base Rate Loans shall be the percentage set forth under the column "Alternate Base Rate Margin for Tranche B Term Loans", (vii) Tranche B Term Loans which are LIBOR Rate Loans shall be the percentage set forth under the column "LIBOR Rate Margin for Tranche B Term Loans" and (viii) the Letter of Credit Fee shall be the percentage set forth under the column "LIBOR Rate Margin for Revolving Loans and Letter of Credit Fee":

                                                                     LIBOR Rate
                                                Alternate            Margin for
                                                Base Rate          Revolving Loans,                    Alternate
                                                Margin for        Tranche A Term                      Base Rate       LIBOR Rate
                                                Revolving             Loans                           Margin for      Margin for
                    Leverage                    Tranche A          and Letter of       Commitment     Tranche B       Tranche B
     Level            Ratio                     Term Loans           Credit Fee            Fee        Term Loans      Term Loans
--------------------------------------------------------------------------------------------------------------------------------
       I       greater than or equal to
                      5.0 to 1.0                    1.75%                3.00%             0.50%         2.50%           3.75%

       II      greater than or equal to
                4.5 to 1.0 but less than            1.50%                2.75%             0.50%         2.25%           3.50%
                    5.0 to 1.0

       III     greater than or equal to
               4.0 to 1.0 but less than             1.25%                2.50%             0.50%         2.25%           3.50%
                    4.5 to 1.0

       IV      greater than or equal to
               3.5 to 1.0 but less than             1.00%                2.25%             0.50%         2.25%           3.50%
                   4.0 to 1.0

       V       greater than or equal to
               3.0 to 1.0 but less than             0.75%                2.00%            0.375%         2.25%           3.50%
                   3.5 to 1.0

       VI      less than 3.0 to 1.0                 0.50%                1.75%            0.375%         2.25%           3.50%

     The Applicable Percentage shall, in each case, be determined and adjusted quarterly on the date five (5) Business Days after the date on which the Agent has received from the Borrower the quarterly financial information and certifications required to be delivered to the Agent and the Lenders in accordance with the provisions of Sections 5.1(b) and 5.2(b) (each an "Interest
                                                                       --------
Determination Date").  Such Applicable Percentage shall be effective from such
------------------
Interest Determination Date until the next such Interest Determination Date.
The initial Applicable Percentages on the Closing Date shall be based on Level
II. Subsequent to the Closing Date, the Applicable Percentages shall not be less than the interest rates for Level II until the first Interest Determination Date occurring after March 31, 1999. After the Closing Date, if the Borrower shall fail to provide the quarterly financial information and certifications in accordance with the provisions of Sections 5.1(b) and 5.2(b), the Applicable Percentages from such Interest Determination Date shall, on the date five (5) Business Days after the date by which the Borrower was so required to provide such financial information and certifications to the Agent and the Lenders, be based on Level I until such time as such information and certifications are provided, whereupon the Level shall be determined by the then current Leverage Ratio. For purposes hereof, the Leverage Ratio shall be determined in accordance with Section 5.9(a).

     "Asset Disposition" shall mean the disposition of any or all of the assets
      -----------------
(including, without limitation, the Capital Stock of a Subsidiary or any ownership interest in a joint venture) of the Borrower or any Subsidiary whether by sale, lease, transfer or otherwise. The term "Asset Disposition" (i) shall include any "Asset Sale" under the Subordinated Debt Documentation and (ii) shall not include (a) Specified Sales, (b) the sale, lease or transfer of assets permitted by Section 6.5(a)(iii) or (iv) hereof, or (c) any Equity Issuance.

     "Bankruptcy Code" shall mean the Bankruptcy Code in Title 11 of the United
      ---------------
States Code, as amended, modified, succeeded or replaced from time to time.

     "BGF" shall mean BGF Industries, Inc., a Delaware corporation and wholly
      ---
owned Subsidiary of Glass Holdings.

     "Borrower" shall have the meaning set forth in the first paragraph of this
      --------
Agreement.

     "Borrowing Date" shall mean, in respect of any Loan, the date such Loan is
      --------------
made.

     "Business" shall have the meaning set forth in Section 3.10.
      --------

     "Business Day" shall mean a day other than a Saturday, Sunday or other day
      ------------
on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close; provided, however, that when used in
                                        --------  -------
connection with a rate determination, borrowing or payment in respect of a LIBOR Rate Loan, the term "Business Day" shall also exclude any day on which banks in London, England are not open for dealings in Dollar deposits in the London interbank market.

     "Capital Expenditures" shall mean all expenditures which in accordance with
      --------------------
GAAP would be classified as capital expenditures, including without limitation, Capital Lease Obligations.

     "Capital Lease" shall mean any lease of property, real or personal, the
      -------------
obligations with respect to which are required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

     "Capital Lease Obligations" shall mean the capitalized lease obligations
      -------------------------
relating to a Capital Lease determined in accordance with GAAP.

     "Capital Stock" shall mean (i) in the case of a corporation, capital stock,
      -------------
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Equivalents" shall mean (i) securities issued or directly and fully
      ----------------
guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("Government Obligations"), (ii)
                                                  ----------------------
U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each case with maturities of not more than 364
          -------------
days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Lender) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, and (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's.

     "Closing Date" shall mean the date of this Agreement.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time
      ----
to time.

     "Collateral" shall mean a collective reference to the collateral which is
      -----------
identified in, and at any time will be covered by, the Security Documents.

     "Collateral Assignment of Contract Rights" shall mean the Collateral
      ----------------------------------------
Assignment of Contract Rights dated as of the Closing Date between the Borrower and the Agent, as amended, modified or supplemented from time to time in accordance with its terms.

     "Commitment" shall mean the Revolving Commitment, the LOC Commitment, the
      ----------
Swingline Commitment, the Tranche A Term Loan Commitment and the Tranche B Term Loan Commitment, individually or collectively, as appropriate.

     "Commitment Fee" shall have the meaning set forth in Section 2.5(a).
      --------------

     "Commitment Percentage" shall mean the Revolving Commitment Percentage, the
      ---------------------
LOC Commitment Percentage, the Tranche A Term Loan Commitment Percentage and/or the Tranche B Term Loan Commitment Percentage, as appropriate.

     "Commitment Period" shall mean the period from and including the Closing
      -----------------
Date to but not including the Revolving Commitment Termination Date.

     "Commitment Transfer Supplement" shall mean a Commitment Transfer
      ------------------------------
Supplement, substantially in the form of Schedule 9.6(c).
                                         ---------------

     "Commonly Controlled Entity" shall mean an entity, whether or not
      --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

     "Consolidated Cash Tax Payments" shall mean, for any period, the aggregate
      ------------------------------
of all taxes of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis and all distributions made to the LLC Members by the Borrower for the payment of income taxes, for such period, to the extent the same are paid in cash during such period. The applicable period shall be for the four consecutive quarters ending as of the date of computation.

     "Consolidated EBITDA" shall mean, for any period, Consolidated Net Income
      -------------------
plus the sum of (i) Consolidated Interest Expense plus interest expense not
----                                              ----
payable in cash and amortization of debt discount and premium, for such period, plus, to the extent the following items are deducted in calculating Consolidated Net Income, (ii) all provisions for any Federal, state, local and foreign income, value added, ad valorem and similar taxes for such period, plus (iii)
                                                                   ----
depreciation, amortization and nonrecurring noncash charges for such period, plus (iv) losses (or minus gains) on the sale or disposition of assets outside
                     -----
the ordinary course of business for such period, plus (v) restructuring charges
                                                 ----
or other non-recurring items or expenses incurred in connection with the Acquisition (A) up to the amounts and for the fiscal quarters as set forth on
Schedule 1.1(a)(i) and (B) as agreed to by the Agent up to an aggregate amount
------------------
not to exceed $2,000,000 for the fiscal quarters ending on or prior to September 30, 1999, for such period, of the Borrower and its Subsidiaries on a consolidated basis as determined in accordance with GAAP applied on a consistent basis. Except as otherwise specified, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

     "Consolidated Fixed Charges" shall mean, for any period, the sum of (i)
      --------------------------
Consolidated Interest Expense for such period plus (ii) Consolidated Scheduled
                                              ----
Funded Debt Payments for the next four fiscal quarters following the end of such period plus (iii) consolidated Capital Expenditures (in excess of $10,000,000)
       ----
for the four fiscal quarters most recently ending (without duplication of items in clause (ii)) plus (iv) Consolidated Cash Tax Payments for such period of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis. Except as otherwise specified, the applicable period shall be for the four consecutive quarters ending as of the date of computation. For purposes of the definition of "Consolidated Fixed Charges", investments in Foreign Subsidiaries shall be deemed Capital Expenditures described in clause (iii) above.

     "Consolidated Funded Debt" shall mean, on any date of calculation, Funded
      ------------------------
Debt of the Borrower and its Subsidiaries on a consolidated basis.

     "Consolidated Interest Expense" shall mean, for any period, all interest
      -----------------------------
expense (excluding interest expense not payable in cash and amortization of debt discount and premium), including the interest component under Capital Leases for such period of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis. Except as otherwise specified, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

     "Consolidated Net Income" shall mean, for any period, the net income
      -----------------------
(excluding extraordinary items) of the Borrower and its Subsidiaries on a consolidated basis determined in accordance with GAAP applied on a consistent basis for such period. Except as otherwise specified, the applicable period shall be for the four consecutive quarters ending as of the date of computation.

     "Consolidated Net Worth" shall mean total stockholders' equity for the
      ----------------------
Borrower and its Subsidiaries on a consolidated basis as determined at a particular date in accordance with GAAP applied on a consistent basis.

     "Consolidated Scheduled Funded Debt Payments" shall mean, on any date of
      -------------------------------------------
determination, with respect to the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Consolidated Funded Debt to be made (including the principal component of payments due on Capital Leases); it being understood that scheduled payments on Consolidated Funded Debt shall not include optional prepayments or the mandatory prepayments required pursuant to Section 2.7.

     "Continuing Director" shall have the meaning set forth in Section 7.1(h).
      -------------------

     "Contractual Obligation" shall mean, as to any Person, any provision of any
      ----------------------
security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

     "Credit Documents" shall mean this Agreement, each of the Notes, any
      ----------------
Joinder Agreement, the Letters of Credit, LOC Documents and the Security Documents.

     "Credit Party" shall mean any of the Borrower or the Guarantors.
      ------------

     "Credit Party Obligations" shall mean, without duplication, (i) all of the
      ------------------------
obligations of the Credit Parties to the Lenders (including the Issuing Lender) and the Agent, whenever arising, under this Agreement, the Notes or any of the other Credit Documents (including, but not limited to, any interest accruing after the occurrence of a filing of a petition of bankruptcy under the Bankruptcy Code with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, whenever arising, owing from the Borrower or any of its Subsidiaries to any Lender, or any Affiliate of a Lender, arising under any Hedging Agreement (if and only if the Lender and the Borrower expressly provide in the documents evidencing any such Hedge Agreement that such liabilities and obligations shall be classified as "Credit Party Obligations" hereunder).

     "Debt Issuance" shall mean the issuance of any Indebtedness for borrowed
      -------------
money by the Borrower or any of its Subsidiaries (excluding any Equity Issuance or any Indebtedness of the Borrower and its Subsidiaries permitted to be incurred pursuant to Section 6.1 hereof).

     "Default" shall mean any of the events specified in Section 7.1, whether or
      -------
not any requirement for the giving of notice or the lapse of time, or both, or any other condition, has been satisfied.

     "Default Rate" shall have the meaning set forth in Section 2.9(b).
      ------------

     "Defaulting Lender" shall mean, at any time, any Lender that, at such time
      -----------------
(a) has failed to make a Loan required pursuant to the term of this Credit Agreement, including the funding of a Participation Interest in accordance with the terms hereof, (b) has failed to pay to the Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement, (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or to a receiver, trustee or similar official or (d) has failed to perform any of its obligations under this Agreement or any other Credit Document within the time specified herein or therein or, if no time is so specified, within 5 Business Days of notice by the Agent of such failure to perform.

     "Dollars" and "$" shall mean dollars in lawful currency of the United
      -------       -
States of America.

     "Domestic Lending Office" shall mean, initially, the office of each Lender
      -----------------------
designated as such Lender's Domestic Lending Office shown on Schedule 9.2; and
                                                             ------------
thereafter, such other office of such Lender as such Lender may from time to time specify to the Agent and the Borrower as the office of such Lender at which Alternate Base Rate Loans of such Lender are to be made.

     "Domestic Subsidiary" shall mean any Subsidiary that is organized and
      -------------------
existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.

     "Eligible Assignee" shall mean (i) a Lender; (ii) any Affiliate of a Lender
      -----------------
or any fund that invests in bank loans and is managed by an investment advisor to a Lender; and (iii) any bank, financial institution, finance company, investment fund, insurance company, or other lending entity having capital and surplus in excess of $100,000,000

     "Environmental Laws" shall mean any and all applicable foreign, Federal,
      ------------------
state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirement of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as are now or may at any time be in effect during the term of this Agreement.

     "Equity Issuance" shall mean any issuance by the Borrower or any Subsidiary
      ---------------
to any Person which is not a Credit Party of (a) shares of its Capital Stock,
(b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition, any Debt Issuance or the issuance of common stock of the Borrower's Subsidiaries to its officers, directors or employees in connection with stock offering plans and other benefit plans of such Subsidiaries.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time.

     "Eurodollar Reserve Percentage" shall mean for any day, the percentage
      -----------------------------
(expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) in respect of Eurocurrency liabilities, as defined in Regulation D of such Board as in effect from time to time, or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

     "Event of Default" shall mean any of the events specified in Section 7.1;
      ----------------
provided, however, that any requirement for the giving of notice or the lapse of
--------  -------
time, or both, or any other condition, has been satisfied.

     "Excess Cash Flow" shall mean, with respect to any fiscal year period of
      ----------------
the Borrower and its Subsidiaries on a consolidated basis, an amount equal to
(a) Consolidated EBITDA for such period minus (b) consolidated Capital Expenditures for such period minus (c) Consolidated Interest Expense for such
                             -----
period minus (d) Consolidated Cash Tax Payments paid during such period minus
       -----                                                            -----
(e) Consolidated Scheduled Funded Debt Payments made during such period plus (f)
                                                                        ----
Net Cash Proceeds of Asset Dispositions outside the ordinary course of business except to the extent such Net Cash Proceeds are used to prepay the Loans pursuant to Section 2.7(b)(iii).

     "Extension of Credit" shall mean, as to any Lender, the making of a Loan by
      -------------------
such Lender or the issuance of, or participation in, a Letter of Credit by such Lender.

     "Federal Funds Effective Rate" shall have the meaning set forth in the
      ----------------------------
definition of "Alternate Base Rate".

     "Fee Letter" shall mean the letter agreement dated July 31, 1998 addressed
      ----------
to BGF and Owens Corning from the Agent, as amended, modified or otherwise supplemented.

     "First Union" shall mean First Union National Bank, a national banking
      -----------
association.

     "Fixed Charge Coverage Ratio" shall mean the ratio of (i) Consolidated
      ---------------------------
EBITDA to (ii) Consolidated Fixed Charges.

     "Foreign Subsidiary" shall mean any Subsidiary that is not a Domestic
      ------------------
Subsidiary.

     "FQ1 Financials" shall mean the consolidated statements of income and of
      --------------
cash flows of the Acquired Business for the first fiscal quarter of 1998, reviewed by Arthur Anderson & Co. and prepared in accordance with the assumptions and methodologies used in preparation of the annual audited financial statements of the Acquired Business for the fiscal year ended 1997 and giving effect to the Acquisition as if it had occurred on January 1, 1998 and taking into account expense adjustments, as applicable, for selling, general and administrative expenses and for expenses incurred pursuant to the Joint Venture Contracts.

     "FQ2 Financials" shall mean the consolidated statements of income and of
      --------------
cash flows of the Acquired Business for the second fiscal quarter of 1998, reviewed by Arthur Anderson & Co. and prepared in accordance with the assumptions and methodologies used in preparation of the FQ1 Financials.

     "FQ3 Financials" shall mean the consolidated statements of income and of
      --------------
cash flows of the Acquired Business for the third fiscal quarter of 1998, reviewed by Price Waterhouse Coopers and prepared in accordance with the assumptions and methodologies used in preparation of the FQ1 Financials and FQ2 Financials.

     "Funded Debt" shall mean, with respect to any Person, without duplication,
      -----------
(a) all Indebtedness of such Person other than Indebtedness of the types referred to in clause (e), (f), (g), (i) and (m) of the definition of "Indebtedness" set forth in this Section 1.1, (b) all Funded Debt of others of the type referred to in clause (a) above secured by (or for which the holder of such Funded Debt has an existing right, contingent or otherwise, to be secured
by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, the amount of such Funded Debt being deemed to be the lesser of the fair market value of such Property or the amount of Funded Debt so secured, (c) all Guaranty Obligations of such Person with respect to Funded Debt of the type referred to in clause (a) above of another Person and (d) Funded Debt of the type referred to in clause (a) above of any partnership or unincorporated joint venture in which such Person is legally obligated but only to the extent such Person is obligated therefor.

     "GAAP" shall mean generally accepted accounting principles in effect in the
      ----
United States of America applied on a consistent basis, subject, however, in the
                                                        -------  -------
case of determination of compliance with the financial covenants set out in
Section 5.9 to the provisions of Section 1.3.

     "GHC Sub" shall mean AGY Holdings, Inc., a Delaware corporation, and wholly
      -------
owned Subsidiary of Glass Holdings.

     "Glass Holdings" shall mean Glass Holdings, Corp., a Delaware corporation.
      --------------

     "Government Acts" shall have the meaning set forth in Section 2.19.
      ---------------

     "Governmental Authority" shall mean any nation or government, any state or
      ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty Obligation" shall mean, as to any Person (the "guaranteeing
      -------------------                                     ------------
person"), any obligation of (a) the guaranteeing person or (b) another Person
------
(including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any
 -------------------                                   ---------------
manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the
                                                    --------  -------
term Guaranty Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guaranty Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

     "Guarantor" shall mean any of the Domestic Subsidiaries identified as a
      ---------
"Guarantor" on the signature pages hereto and the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

     "Guaranty" shall mean the guaranty of the Guarantors set forth in Article
      --------
X.

     "Hedging Agreements" shall mean, with respect to any Person, any agreement
      ------------------
entered into to protect such Person against fluctuations in interest rates, or currency or raw materials values, including, without limitation, any interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more counterparties, any foreign currency exchange agreement, currency protection agreements, commodity purchase or option agreements or other interest or exchange rate or commodity price hedging agreements.

     "Indebtedness" shall mean, with respect to any Person, without duplication,
      ------------
(a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to Property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of Property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements (excluding the Joint Venture Contracts), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, Property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, the amount of such Indebtedness being deemed to be the lesser of the fair market value of such Property or the amount of Indebtedness so secured, (g) all Guaranty Obligations of such Person with respect to Indebtedness of another Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed), (k) all preferred Capital Stock issued by such Person and which by the terms thereof could be (at the request of the holders thereof or otherwise) subject to mandatory sinking fund payments, redemption or other acceleration prior to the Maturity Date, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product, and (m) the Indebtedness of any partnership or unincorporated joint venture in which such Person is a general partner or a joint venturer to the extent such Person is legally obligated therefor.

     "Insolvency" shall mean, with respect to any Multiemployer Plan, the
      ----------
condition that such Plan is insolvent within the meaning of such term as used in
Section 4245 of ERISA.

     "Insolvent" shall mean being in a condition of Insolvency.
      ---------

     "Intercreditor Agreement" shall mean the Assignment and Assumption and
      -----------------------
Intercreditor Agreement, relating to the Keep-Well Agreement, to be entered into by and among the Borrower, Owens Corning, the Agent, on behalf of the Lenders and First Union Investors, Inc. and Warburg Dillon Read LLC, as co-agents, on behalf of the lenders of the Subordinated Debt, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "Interest Coverage Ratio" shall mean the ratio of (i) Consolidated EBITDA
      -----------------------
to (ii) Consolidated Interest Expense.

     "Interest Payment Date" shall mean (a) as to any Alternate Base Rate Loan
      ---------------------
or Swingline Loan, the last day of each March, June, September and December and on the applicable Maturity Date, (b) as to any LIBOR Rate Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any LIBOR Rate Loan having an Interest Period longer than three months, each day which is three months after the first day of such Interest Period and the last day of such Interest Period.

     "Interest Period" shall mean, with respect to any LIBOR Rate Loan,
      ---------------

          (i) initially, the period commencing on the Borrowing Date or conversion date, as the case may be, with respect to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower in the notice of borrowing or notice of conversion given with respect thereto; and

          (ii) thereafter, each period commencing on the last day of the immediately preceding Interest Period applicable to such LIBOR Rate Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

          provided that the foregoing provisions are subject to the following:
          --------

               (A) if any Interest Period pertaining to a LIBOR Rate Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (B) any Interest Period pertaining to a LIBOR Rate loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month;

               (C) if the Borrower shall fail to give notice as provided above, the Borrower shall be deemed to have selected an Alternate Base Rate Loan to replace the affected LIBOR Rate Loan;

               (D) any Interest Period in respect of any Loan that would otherwise extend beyond the applicable Maturity Date and, further with regard to the Term Loans, no Interest Period shall extend beyond any principal amortization payment date unless the portion of such Term Loan consisting of Alternate Base Rate Loans together with the portion of such Term Loan consisting of LIBOR Rate Loans with Interest Periods expiring prior to or concurrently with the date such principal amortization payment date is due, is at least equal to the amount of such principal amortization payment due on such date; and

               (E) no more than ten (10) LIBOR Rate Loans may be in effect at any time. For purposes hereof, LIBOR Rate Loans with different Interest Periods shall be considered as separate LIBOR Rate Loans, even if they shall begin on the same date and have the same duration, although borrowings, extensions and conversions may, in accordance with the provisions hereof, be combined at the end of existing Interest Periods to constitute a new LIBOR Rate Loan with a single Interest Period.

     "Issuing Lender" shall mean First Union.
      --------------

     "Issuing Lender Fees" shall have the meaning set forth in Section 2.5(c).
      -------------------

     "Jefferson" shall mean Jefferson Holdings, Inc., a Delaware corporation.
      ---------

     "Joinder Agreement" shall mean a Joinder Agreement substantially in the
      -----------------
form of Schedule 5.10, executed and delivered by an Additional Credit Party in
        -------------
accordance with the provisions of Section 5.10.

     "Joint Venture Contracts" shall mean those contracts listed on Schedule
      -----------------------                                       --------
1.1(b) and all amendments, modifications, supplements, extensions and renewals
------
thereof.

     "Keep-Well Agreement" shall mean the Keep-Well Agreement to be entered into
      -------------------
by Owens Corning in favor of the Borrower providing for the making of loans by Owens Corning to the Borrower to enable the Borrower to pay interest hereunder in the event the Borrower has insufficient cash on hand to make such payments of interest when due, in form and substance satisfactory to the Agent, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

     "Lender" shall have the meaning set forth in the first paragraph of this
      ------
Agreement.

     "Letters of Credit" shall mean any letter of credit issued by the Issuing
      -----------------
Lender for the account of the Borrower pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

     "Letter of Credit Fee" shall have the meaning set forth in Section 2.5(b).
      --------------------

     "Leverage Ratio" shall mean the ratio of (i) Consolidated Funded Debt to
      --------------
(ii) Consolidated EBITDA.

     "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period
      -----
therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR" shall mean, for any LIBOR Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than
                                               --------  -------
one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%). If, for any reason, neither of such rates is available, then "LIBOR" shall mean the rate per annum at which, as determined by the Agent, Dollars in an amount comparable to the Loans then requested are being offered to leading banks at approximately 11:00 A.M. London time, two (2) Business Days prior to the commencement of the applicable Interest Period for settlement in immediately available funds by leading banks in the London interbank market for a period equal to the Interest Period selected.

     "LIBOR Lending Office" shall mean, initially, the office of each Lender
      --------------------
designated as such Lender's LIBOR Lending Office shown on Schedule 9.2; and
                                                          ------------
thereafter, such other office of such Lender as such Lender may from time to time specify to the Agent and the Borrower as the office of such Lender at which the LIBOR Rate Loans of such Lender are to be made.

     "LIBOR Rate" shall mean a rate per annum (rounded upwards, if necessary, to
      ----------
the next higher 1/100th of 1%) determined by the Agent pursuant to the following formula:

          LIBOR Rate =                            LIBOR
                                ------------------------------------------
                                   1.00 - Eurodollar Reserve Percentage

     "LIBOR Rate Loan" shall mean Loans the rate of interest applicable to which
      ---------------
is based on the LIBOR Rate.

     "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Capital Lease having substantially the same economic effect as any of the foregoing).

     "LLC Members" shall mean, collectively, Jefferson and GHC Sub, and,
      -----------
individually, either of them.

     "LLC Operating Agreement" shall mean the Amended and Restated Limited
      -----------------------
Liability Operating Agreement for the Borrower, dated as of the Closing Date, by and between GHC Sub and Jefferson.

     "Loan" shall mean a Revolving Loan, a Swingline Loan and/or the Term Loans,
      ----
as appropriate.

     "LOC Commitment" shall mean the commitment of the Issuing Lender to issue
      --------------
Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in Schedule 2.1(a), as such amount may be
                                     ---------------
reduced from time to time in accordance with the provisions hereof.

     "LOC Commitment Percentage" shall mean, for each Lender, the percentage
      -------------------------
identified as its LOC Commitment Percentage on Schedule 2.1(a), as such
                                               ---------------
percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

     "LOC Committed Amount" shall mean, collectively, the aggregate amount of
      --------------------
all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.4 and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a).
                                        ---------------

     "LOC Documents" shall mean, with respect to any Letter of Credit, such
      -------------
Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

     "LOC Obligations" shall mean, at any time, the sum of (i) the maximum
      ---------------
amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the
                                                                ----
aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

     "Mandatory Borrowing" shall have the meaning set forth in Section
      -------------------
2.3(b)(ii) or Section 2.4(e), as the context may require.

     "Material Adverse Effect" shall mean a material adverse effect on (a) the
      -----------------------
business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform its obligations, when such obligations are required to be performed, under this Agreement, any of the Notes or any other Credit Document, (c) the business, operations, property or condition (financial or otherwise) of the Acquired Business through and including the Closing Date or
(d) the validity or enforceability of this Agreement, any of the Notes or any of the other Credit Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

     "Material Contract" shall mean any written contract or other written
      -----------------
arrangement, to which the Borrower or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

     "Materials of Environmental Concern" shall mean any gasoline or petroleum
      ----------------------------------
(including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

     "Maturity Date" shall mean (i) with respect to the Tranche A Term Loan, the
      -------------
last scheduled quarterly payment date for the Tranche A Term Loan set forth in
Section 2.2A(b), (ii) with respect to the Tranche B Term Loan, the last scheduled quarterly payment date for the Tranche B Term Loan set forth in
Section 2.2B(b) and (iii) with respect to the Revolving Loans or any Swingline Loan, the Revolving Commitment Termination Date.

     "Member Negative Pledge Agreement" shall mean the Negative Pledge Agreement
      --------------------------------
dated as of the Closing Date given by Jefferson to the Agent, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

     "Member Pledge Agreement" shall mean the Member Pledge Agreement dated as
      -----------------------
of the Closing Date given by GHC Sub to the Agent, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors and
      -------
assigns.

     "Mortgage Instruments" shall have the meaning set forth in Section 4.1(e).
      --------------------

     "Mortgage Policies" shall have the meaning set forth in Section 4.1(e).
      -----------------

     "Mortgaged Properties" shall have the meaning set forth in Section 4.1(e).
      --------------------

     "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as
      ------------------
defined in Section 4001(a)(3) of ERISA.

     "Net Cash Proceeds" shall mean the aggregate cash proceeds received by the
      -----------------
Borrower or any Subsidiary in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) (b) repayment of Indebtedness that would be required in connection with any Asset Disposition contemplated as part of the purchase price or otherwise related to such disposed assets, (c) appropriate amounts to be provided by the Borrower or a Subsidiary, as the case may be, as a reserve, in accordance with GAAP, against any liabilities associated with an Asset Disposition and retained by the Borrower or such Subsidiary, as the case may be, after such Asset Disposition, including, without limitation, pension and benefit liabilities, liabilities related to environmental matters or liabilities under any indemnification obligations associated with such Asset Disposition except that such reserves shall become Net Cash Proceeds when released and (d) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, (i) any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower or any Subsidiary in any Asset Disposition, Equity Issuance or Debt Issuance and
(ii) any "Net Cash Proceeds" under the Subordinated Debt Documentation.

     "Non-Compete Agreement" shall mean that Non-Compete Agreement dated as of
      ---------------------
the Closing Date, by and among Groupe Porcher Industries, Glass Holdings, Owens Corning and the Borrower.

     "Note" or "Notes" shall mean the Revolving Notes, the Swingline Note and/or
      ----      -----
the Term Notes, collectively, separately or individually, as appropriate.

     "Notice of Borrowing" shall mean the written notice of borrowing as
      -------------------
referenced and defined in Section 2.1(b)(i) or 2.3(b)(i), as appropriate.

     "Notice of Conversion" shall mean the written notice of extension or
      --------------------
conversion as referenced and defined in Section 2.10.

     "Obligations" shall mean, collectively, Loans and LOC Obligations.
      -----------

     "Owens Corning" shall mean Owens Corning, a Delaware corporation.
      -------------

     "Participant" shall have the meaning set forth in Section 9.6(b).
      -----------

     "Participation Interest" shall mean the purchase by a Lender of a
      ----------------------
participation interest in Swingline Loans as provided in Section 2.3(b)(ii) or in Letters of Credit as provided in Section 2.4.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Subtitle A of Title IV of ERISA.

     "Permitted Business"  shall mean the business conducted by the Borrower and
      ------------------
its Subsidiaries as of the Closing Date and any business reasonably related thereto.

     "Permitted Investments" shall mean:
      ---------------------

          (i)     cash and Cash Equivalents;

          (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

          (iii)   investments in and loans to any Credit Parties;

          (iv) loans and advances to officers, directors, employees and Affiliates in an aggregate amount not to exceed (i) from the Closing Date through and including December 31, 1999, $4,000,000 at any time outstanding and (ii) thereafter, $2,000,000 at any time outstanding;

          (v) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (vi)    investments, acquisitions or transactions permitted under
     Section 6.5(b);

          (vii) investments in Foreign Subsidiaries engaged in a Permitted Business in an aggregate amount not to exceed $30,000,000;

          (viii) additional loan advances and/or investments of a nature not contemplated by the foregoing clauses hereof, provided that such loans,
                                                   --------
     advances and/or investments made pursuant to this clause (viii) shall not exceed an aggregate amount of $7,500,000; and

          (ix) investments in non-cash consideration to the extent permitted by Section 6.5(a)(v).

     As used herein, "investment" means all investments, in cash or by delivery
                      ----------
of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

     "Permitted Liens" shall mean:
      ---------------

          (i) Liens created by or otherwise existing, under or in connection with this Agreement or the other Credit Documents in favor of the Lenders;

          (ii) Liens in favor of a Lender hereunder in connection with Hedging Agreements, but only (A) to the extent such Liens secure obligations under Hedging

     Agreements with any Lender, or any Affiliate of a Lender, (B) to the extent such Liens are on the same collateral as to which the Agent on behalf of the Lenders also has a Lien and (C) if such provider and the Lenders shall share pari passu in the collateral subject to such Liens;
           ---- -----

          (iii) purchase money Liens securing purchase money indebtedness and Liens arising under Capital Leases (and refinancings thereof) to the extent permitted under Section 6.1(c);

          (iv) Liens for taxes, assessments, charges or other governmental levies not yet due or as to which the period of grace (not to exceed 60 days), if any, related thereto has not expired or which are being contested in good faith by appropriate proceedings, provided that adequate reserves
                                               --------
     with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP (or, in the case of Subsidiaries with significant operations outside of the United States of America, generally accepted accounting principles in effect from time to time in their respective jurisdictions of incorporation);

          (v) carriers', warehousemen's, mechanics', materialmen's, repairmen's, contractor's, subcontractor's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

          (vi) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (vii) deposits to secure the performance of bids, trade contracts, (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (viii) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers (including sellers of goods) and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided
                                                                        --------
     that such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (ix) Liens in connection with attachments or judgments (including judgment or appeal bonds) provided that the judgments secured shall, within
                               --------
     30 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within 30 days after the expiration of any such stay;

          (x) (a) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of property, which do not materially detract from the value of such property or impair the use thereof and (b) any other Lien or exception to coverage described in mortgagee policies of title insurance issued in favor of and accepted by the Agent with respect to the Mortgaged Properties;

          (xi) leases or subleases granted to others not interfering in any material respect with the business of any Credit Party;

          (xii) any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

          (xiii) Liens deemed to exist in connection with Investments in repurchase agreements permitted under Section 6.6;

          (xiv) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

          (xv) Liens securing Indebtedness not to exceed $2,500,000 in an aggregate principal amount outstanding at any time;

          (xvi) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses; provided that such extension, renewal
                                           --------
     or replacement Lien shall be limited to all or a part of the Property which secured the Lien so extended, renewed or replaced (plus improvements on such Property); and

          (xvii) Liens existing as of the Closing Date and set forth on
     Schedule 1.1(c); provided that (a) no such Lien shall at any time be
     ---------------  --------
     extended to or cover any Property other than the Property subject thereto on the Closing Date and (b) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced.

     "Person" shall mean an individual, partnership, corporation, limited
      ------
liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Plan" shall mean, at any particular time, any employee benefit plan which
      ----
is covered by Title IV of ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

     "Pledge Agreement" shall mean the Pledge Agreement dated as of the Closing
      ----------------
Date given by the Borrower and the other Credit Parties to the Agent, as the same may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof and thereof.

     "Prime Rate" shall have the meaning set forth in the definition of
      ----------
Alternate Base Rate.

     "Pro Forma Basis" shall mean, with respect to any transaction, that such
      ---------------
transaction shall be deemed to have occurred as of the first day of the four-fiscal quarter period ending as of the end of the fiscal quarter most recently ended prior to the date of such transaction with respect to which the Agent has received the financial information required under Section 5.1. As used herein, "transaction" means any merger or consolidation or acquisition as referenced in
 -----------
Section 6.5(b).

     "Properties" shall have the meaning set forth in Section 3.10(a).
      ----------

     "Property" shall mean any interest in any kind of property or asset,
      --------
whether real, personal or mixed, or tangible or intangible.

     "Purchasing Lenders" shall have the meaning set forth in Section 9.6(c).
      ------------------

     "Recovery Event" shall mean the receipt by the Borrower or any of its
      --------------
Subsidiaries of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of their respective property or assets.

     "Register" shall have the meaning set forth in Section 9.6(d).
      --------

     "Reorganization" shall mean, with respect to any Multiemployer Plan, the
      --------------
condition that such Plan is in reorganization within the meaning of such term as used in Section 4241 of ERISA.

     "Reportable Event" shall mean any of the events set forth in Section
      ----------------
4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived under PBGC Reg. (S)4043.

     "Required Lenders" shall mean (i) Lenders holding in the aggregate not less
      ----------------
than 51% of all Revolving Loans and LOC Obligations then outstanding at such time plus the aggregate unused Revolving Commitments at such time (treating for
     ----
purposes hereof in the case of Swingline Loans and LOC Obligations, in the case of the Swingline Lender and the Issuing Lender, only the portion of the Swingline Loans and the LOC Obligations of the Swingline Lender and the Issuing Lender, respectively, which is not subject to the Participation Interests of the other Lenders and, in the case of the Lenders other than the Swingline Lender and the Issuing Lender, the Participation Interests of such Lenders in Swingline Loans and LOC Obligations hereunder as direct Obligations), (ii) Lenders holding in the aggregate not less than 51% of all Tranche A Term Loans then outstanding at such time and (iii) Lenders holding in the aggregate not less than 51% of all Tranche B Term Loans then outstanding at such time; provided, however, that if
                                                    --------  -------
any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Obligations owing to such Defaulting Lender.

     "Requirement of Law" shall mean, as to any Person, the Certificate of
      ------------------
Incorporation and By-laws or other organizational or governing documents of such Person, and each law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" shall mean, as to any Credit Party, the President,
      -------------------
Chief Executive Officer, Chief Financial Officer or General Manager thereof.

     "Restricted Payment" shall mean (a) any dividend or other distribution,
      ------------------
direct or indirect, on account of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding,
(c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, now or hereafter outstanding, or (d) any payment or prepayment of principal of, premium, if any, or interest on, redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to, the Subordinated Debt.

     "Revolving Commitment" shall mean, with respect to each Lender, the
      --------------------
commitment of such Lender to make Revolving Loans in an aggregate principal amount at any time outstanding up to such Lender's Revolving Committed Amount as specified in Schedule 2.1(a), as such amount may be reduced from time to time in
             ---------------
accordance with the provisions hereof.

     "Revolving Commitment Percentage" shall mean, for each Lender, the
      -------------------------------
percentage identified as its Revolving Commitment Percentage on Schedule 2.1(a),
                                                                ---------------
as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 9.6(c).

     "Revolving Commitment Termination Date" shall mean September 30, 2004.
      -------------------------------------

     "Revolving Committed Amount" shall mean, collectively, the aggregate amount
      --------------------------
of all Revolving Commitments as referenced in Section 2.1(a), as such amount may be reduced from time to time in accordance with the provisions hereof, and, individually, the amount of each Lender's Revolving Commitment as specified on
Schedule 2.1(a).
---------------

     "Revolving Loans" shall have the meaning set forth in Section 2.1.
      ---------------

     "Revolving Note" or "Revolving Notes" shall mean the promissory notes of
      --------------      ---------------
the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to Section

2.1(e), individually or collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

     "S&P" shall mean Standard & Poor's Ratings Group, a division of McGraw
      ---
Hill, Inc., and its successors and assigns.

     "Security Agreement" shall mean the Security Agreement dated as of the
      ------------------
Closing Date given by the Borrower and the other Credit Parties to the Agent, as amended, modified or supplemented from time to time in accordance with its terms.

     "Security Documents" shall mean the Security Agreement, the Pledge
      ------------------
Agreement, the Member Pledge Agreement, the Member Negative Pledge Agreement, the Collateral Assignment of Contract Rights, the Keep-Well Agreement, the Intercreditor Agreement, any Mortgage Instrument and such other documents executed and delivered in connection with the attachment and perfection of the Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements and patent and trademark filings.

     "Single Employer Plan" shall mean any Plan which is not a Multiemployer
      --------------------
Plan.

     "Specified Sales" shall mean (a) the sale, transfer, lease or other
      ---------------
disposition of inventory and materials in the ordinary course of business and
(b) the sale, transfer or other disposition of Permitted Investments described in clause (i) of the definition thereof.

     "Subordinated Debt" shall mean (a) the Bridge Notes due 2008 (the "Bridge
      -----------------
Notes") in the principal amount of $150,000,000 issued by the Borrower and AGY Capital Corp. pursuant to the Senior Subordinated Credit Agreement among the Borrower, AGY Capital Corp., the subsidiary guarantors from time to time party thereto, the lenders from time to time party thereto and First Union Investors, Inc. and Warburg Dillon Read LLC, as co-agents, dated as of the Closing Date (the "Senior Subordinated Credit Agreement") and (b) any refinancing thereof in
      ------------------------------------
accordance with the terms hereof.

     "Subordinated Debt Documentation" shall mean the agreements, indentures,
      -------------------------------
notes and other documentation and instruments evidencing the Subordinated Debt.

     "Subsidiary" shall mean, as to any Person, a corporation, partnership,
      ----------
limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

     "Supply and Services Agreements"  shall mean the Glass Marbles Supply
      ------------------------------
Agreement, the Alloy Services Agreement and the Borates Supply Agreement, each dated as of the Closing Date, by and between Owens Corning and the Borrower.

     "Swingline Commitment" shall mean the commitment of the Swingline Lender to
      --------------------
make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount, and the commitment of the Lenders to purchase participation interests in the Swingline Loans as provided in Section 2.3(b)(ii), as such amounts may be reduced from time to time in accordance with the provisions hereof.

     "Swingline Committed Amount" shall mean the amount of the Swingline
      --------------------------
Lender's Swingline Commitment as specified in Section 2.3(a).

     "Swingline Lender" shall mean First Union, in its capacity as such.
      ----------------

     "Swingline Loan" or "Swingline Loans" shall have the meaning set forth in
      --------------      ---------------
Section 2.3(a).

     "Swingline Note" shall mean the promissory note of the Borrower in favor of
      --------------
the Swingline Lender evidencing the Swingline Loans provided pursuant to Section 2.3(d), as such promissory note may be amended, modified, supplemented, extended, renewed or replaced from time to time.

     "Taxes" shall have the meaning set forth in Section 2.18.
      -----

     "Term Loans" shall mean the Tranche A Term Loan and the Tranche B Term
      ----------
Loan.

     "Term Notes" shall mean the Tranche A Term Notes and the Tranche B Term
      ----------
Notes.

     "Tranche" shall mean the collective reference to LIBOR Rate Loans whose
      -------
Interest Periods begin and end on the same day. A Tranche may sometimes be referred to as a "Eurodollar Tranche".

     "Tranche A Term Loan" shall have the meaning set forth in Section 2.2A(a).
      -------------------

     "Tranche A Term Loan Commitment" shall mean, with respect to each Lender,
      ------------------------------
the commitment of such Lender to make its portion of the Tranche A Term Loan in a principal amount equal to such Lender's Tranche A Term Loan Commitment Percentage of the Tranche A Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche A Term Loan).

     "Tranche A Term Loan Commitment Percentage" shall mean, for any Lender, the
      -----------------------------------------
percentage identified as its Tranche A Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any
---------------
assignment made in accordance with the provisions of Section 9.6.

     "Tranche A Term Loan Committed Amount" shall have the meaning set forth in
      ------------------------------------
Section 2.2A(a).

     "Tranche A Term Note" or "Tranche A Term Notes" shall mean the promissory
      -------------------      --------------------
notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche A Term Loan provided pursuant to Section 2.2A(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "Tranche B Term Loan" shall have the meaning set forth in Section 2.2B(a).
      -------------------

     "Tranche B Term Loan Commitment" shall mean, with respect to each Lender,
      ------------------------------
the commitment of such Lender to make its portion of the Tranche B Term Loan in a principal amount equal to such Lender's Tranche B Term Loan Commitment Percentage of the Tranche B Term Loan Committed Amount (and for purposes of making determinations of Required Lenders hereunder after the Closing Date, the principal amount outstanding on the Tranche B Term Loan).

     "Tranche B Term Loan Commitment Percentage" shall mean, for any Lender, the
      -----------------------------------------
percentage identified as its Tranche B Term Loan Commitment Percentage on
Schedule 2.1(a), as such percentage may be modified in connection with any
---------------
assignment made in accordance with the provisions of Section 9.6.

     "Tranche B Term Loan Committed Amount" shall have the meaning set forth in
      ------------------------------------
Section 2.2B(a).

     "Tranche B Term Note" or "Tranche B Term Notes" shall mean the promissory
      -------------------      --------------------
notes of the Borrower in favor of each of the Lenders evidencing the portion of the Tranche B Term Loan provided pursuant to Section 2.2B(d), individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

     "Transfer Effective Date" shall have the meaning set forth in each
      -----------------------
Commitment Transfer Supplement.

     "2.18 Certificate" shall have the meaning set forth in Section 2.18.
      ----------------

     "Type" shall mean, as to any Loan, its nature as an Alternate Base Rate
      ----
Loan, LIBOR Rate Loan or Swingline Loan, as the case may be.

     "Year 2000 Compliant" shall have the meaning set forth in Section 3.25.
      -------------------

     SECTION 1.2  OTHER DEFINITIONAL PROVISIONS.
                  -----------------------------

          (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or other Credit Documents or any certificate or other document made or delivered pursuant hereto.

          (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

     SECTION 1.3    ACCOUNTING TERMS.
                    ----------------

     Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Lenders; provided that, if the Borrower notifies the Agent that it wishes to amend any
--------
covenant in Section 5.9 (including, without limitation, for the purposes of the definition of "Applicable Percentage" set forth in Section 1.1) to eliminate the effect of any change in GAAP on the operation of such covenant (or if the Agent notifies the Borrower that the Required Lenders wish to amend Section 5.9 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Lenders.

     The Borrower shall deliver to the Agent and each Lender at the same time as the delivery of any annual or quarterly financial statements given in accordance with the provisions of Section 5.1, (i) a description in reasonable detail of any material change in the application of accounting principles employed in the preparation of such financial statements from those applied in the most recently preceding quarterly or annual financial statements as to which no objection shall have been made in accordance with the provisions above and (ii) a reasonable estimate of the effect on the financial statements on account of such changes in application.


                                   ARTICLE II

                          THE LOANS; AMOUNT AND TERMS

     SECTION 2.1    REVOLVING LOANS.
                    ---------------

          (a)       Revolving Commitment. During the Commitment Period, subject
                    --------------------
     to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to
                              ---------------
     time for the purposes hereinafter set forth; provided, however, that (i)
                                                  --------  -------
     with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment
                                 ----
     Percentage of Swingline Loans plus such Lender's LOC Commitment
                                   ----

     Percentage of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount, and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall
                                 ----                 ----
     not exceed the aggregate Revolving Committed Amount then in effect. For purposes hereof, the aggregate amount available hereunder shall be SEVENTY-FIVE MILLION DOLLARS ($75,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 2.6, the "Revolving
                                                                ---------
     Committed Amount").  Revolving Loans may consist of Alternate Base Rate
     ----------------
     Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Notwithstanding any provision herein to the contrary, (x) the initial LIBOR borrowing under Section 2.1 shall be made as a LIBOR Rate Loan having an Interest Period of fourteen (14) days and (y) subsequent to such initial LIBOR borrowing but prior to the closing of the initial syndication of the Commitment and the Loans to the Lenders, all LIBOR Rate Loans under Section
     2.1 shall be made or continued, at the Borrower's election, as LIBOR Rate Loans having an Interest Period of fourteen (14) days. All LIBOR Rate Loans having an Interest Period of fourteen (14) days shall bear interest at the same rate as LIBOR Rate Loans having an Interest Period of one month.

          (b)  Revolving Loan Borrowings.
               -------------------------

               (i)  Notice of Borrowing.  The Borrower shall request a Revolving
                    -------------------
          Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing in the case of Alternate Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of LIBOR Rate Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed and (D) whether the borrowing shall be comprised of Alternate Base Rate Loans, LIBOR Rate Loans or a combination thereof, and if LIBOR Rate Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing (a "Notice of Borrowing") is
                                                       -------------------
          attached as Schedule 2.1(b)(i).  If the Borrower shall fail to specify
                      ------------------
          in any such Notice of Borrowing (I) an applicable Interest Period in the case of a LIBOR Rate Loan, then such notice shall be deemed to be a request for an Interest Period of one month, or (II) the type of Revolving Loan requested, then such notice shall be deemed to be a request for an Alternate Base Rate Loan hereunder. The Agent shall give notice to each Lender promptly upon receipt of each Notice of Borrowing, the contents thereof and each such Lender's share thereof.

               (ii) Minimum Amounts.  Each Revolving Loan borrowing shall be in
                    ---------------
          a minimum aggregate amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less).

               (iii)  Advances.  Each Lender will make its Revolving Commitment
                      --------
          Percentage of each Revolving Loan borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in
          Schedule 9.2, or at such other office as the Agent may designate in
          ------------
          writing, by 1:00 P.M. (Charlotte, North Carolina time) on the date specified in the applicable Notice of Borrowing in Dollars and in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent by crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

          (c)  Repayment.  The principal amount of all Revolving Loans shall be
               ---------
     due and payable in full on the Revolving Commitment Termination Date.

          (d)  Interest.  Subject to the provisions of Section 2.9, Revolving
               --------
     Loans shall bear interest as follows:

               (i)    Alternate Base Rate Loans. During such periods as
                      -------------------------
          Revolving Loans shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable
                                                      ----
          Percentage; and

               (ii)   LIBOR Rate Loans.  During such periods as Revolving Loans
                      ----------------
          shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.
               ----

     Interest on Revolving Loans shall be payable in arrears on each Interest Payment Date.

          (e)  Revolving Notes.  Each Lender's Revolving Commitment Percentage
               ---------------
     of the Revolving Loans shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule
                                                                      --------
     2.1(e).
     ---

     SECTION 2.2A   TRANCHE A TERM LOAN.
                    -------------------

          (a)  Tranche A Term Loan.  Subject to the terms and conditions hereof
               -------------------
     and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche A Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche A Term Loan") in the aggregate principal
                                -------------------
     amount of ONE HUNDRED FIFTEEN MILLION DOLLARS ($115,000,000)  (the "Tranche
                                                                         -------
     A Term Loan Committed Amount") for the purposes hereinafter set forth.  The
     ----------------------------
     Tranche A Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request. The Borrower shall request the initial Tranche A Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. Amounts repaid on the Tranche A Term Loan may not be reborrowed. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Notwithstanding any provision herein to the contrary, (x) the LIBOR borrowing under Section 2.2A shall be made as a LIBOR Rate Loan having an Interest Period of fourteen (14) days and (y) subsequent to such initial LIBOR borrowing but prior to the closing of the initial syndication of the Commitment and the Loans to the Lenders, all LIBOR Rate Loans under Section 2.2A shall be continued, at the Borrower's election, as LIBOR Rate Loans having an Interest Period of fourteen (14) days. All LIBOR Rate Loans having an Interest Period of fourteen (14) days shall bear interest at the same rate as LIBOR Rate Loans having an Interest Period of one month.

          (b) Repayment of Tranche A Term Loan.  The principal amount of the
              --------------------------------
     Tranche A Term Loan shall be repaid in twenty-four (24) consecutive fiscal quarterly installments, unless accelerated sooner pursuant to Section 7.2, commencing on December 31, 1998 and ending on September 30, 2004 payable as follows:

            Payment Date                               Amount
            ------------                               ------

          December 31, 1998                          $2,875,000
          March 31, 1999                             $2,875,000
          June 30, 1999                              $2,875,000
          September 30, 1999                         $2,875,000
          December 31, 1999                          $4,312,500
          March 31, 2000                             $4,312,500
          June 30, 2000                              $4,312,500
          September 30, 2000                         $4,312,500
          December 31, 2000                          $4,312,500
          March 31, 2001                             $4,312,500
          June 30, 2001                              $4,312,500
          September 30, 2001                         $4,312,500
          December 31, 2001                          $5,750,000
          March 31, 2002                             $5,750,000
          June 30, 2002                              $5,750,000
          September 30, 2002                         $5,750,000
          December 31, 2002                          $5,750,000
          March 31, 2003                             $5,750,000
          June 30, 2003                              $5,750,000
          September 30, 2003                         $5,750,000
          December 31, 2003                          $5,750,000
          March 31, 2004                             $5,750,000
          June 30, 2004                              $5,750,000
          September 30, 2004                         $5,750,000

            (c)     Interest on the Tranche A Term Loan. Subject to the
                    -----------------------------------
     provisions of Section 2.9, the Tranche A Term Loan shall bear interest as follows:

                    (i)  Alternate Base Rate Loans. During such periods as the
                         -------------------------
            Tranche A Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the
                                                                   ----
            Applicable Percentage; and

                    (ii) LIBOR Rate Loans. During such periods as the Tranche
                         ----------------
            A Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.
                              ----

                    Interest on the Tranche A Term Loan shall be payable in
            arrears on each Interest Payment Date.

            (d)     Tranche A Term Notes. Each Lender's Tranche A Term Loan
                    --------------------
     Commitment Percentage of the Tranche A Term Loan outstanding as of the Closing Date shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.2A(d).
                                                          ----------------

     SECTION 2.2B   TRANCHE B TERM LOAN.
                    -------------------

            (a)      Tranche B Term Loan. Subject to the terms and conditions
                    -------------------
     hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrower on the Closing Date such Lender's Tranche B Term Loan Commitment Percentage of a term loan in Dollars (the "Tranche B Term Loan") in the aggregate
                                  -------------------
     principal amount of ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000) (the "Tranche B Term Loan Committed Amount") for the purposes hereinafter
           ------------------------------------
     set forth. The Tranche B Term Loan may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrower may request. The Borrower shall request the initial Tranche B Term Loan borrowing by written notice (or telephone notice promptly confirmed in writing which confirmation may be by fax) to the Agent not later than 11:00 A.M. (Charlotte, North Carolina time) on the Business Day prior to the date of requested borrowing. Amounts repaid on the Tranche B Term Loan may not be reborrowed. LIBOR Rate Loans shall be made by each Lender at its LIBOR Lending Office and Alternate Base Rate Loans at its Domestic Lending Office. Notwithstanding any provision herein to the contrary, (x) the LIBOR borrowing under Section 2.2B shall be made as a LIBOR Rate Loan having an Interest Period of fourteen (14) days and (y) subsequent to such initial LIBOR borrowing but prior to the closing of the initial syndication of the Commitment and the Loans to the Lenders, all LIBOR Rate Loans under Section 2.2B shall be continued, at the Borrower's election, as LIBOR Rate Loans having an Interest Period of fourteen (14) days. All LIBOR Rate Loans having an Interest Period of fourteen (14) days shall bear interest at the same rate as LIBOR Rate Loans having an Interest Period of one month.

          (b)      Repayment of Tranche B Term Loan. The principal amount of the
                   --------------------------------
     Tranche B Term Loan shall be repaid in twenty-eight (28) consecutive fiscal quarterly installments, unless accelerated sooner pursuant to Section 7.2, commencing on December 31, 1998 and ending on September 30, 2005. Installments one (1) through twenty-four (24), inclusive, shall each be in the amount of $312,500 and installments twenty-five (25) through twenty-eight (28), inclusive, shall each be in the amount of $29,375,000.

          (c)      Interest on the Tranche B Term Loan. Subject to the
                   -----------------------------------
     provisions of Section 2.9, the Tranche B Term Loan shall bear interest as follows:

                   (i)   Alternate Base Rate Loans. During such periods as the
                         -------------------------
          Tranche B Term Loan shall be comprised of Alternate Base Rate Loans, each such Alternate Base Rate Loan shall bear interest at a per annum rate equal to the sum of the Alternate Base Rate plus the Applicable
                                                           ----
          Percentage; and

                   (ii)  LIBOR Rate Loans. During such periods as the Tranche
                         ----------------
          B Term Loan shall be comprised of LIBOR Rate Loans, each such LIBOR Rate Loan shall bear interest at a per annum rate equal to the sum of the LIBOR Rate plus the Applicable Percentage.
                         ----

                   Interest on the Tranche B Term Loan shall be payable in arrears on each Interest Payment Date.

          (d)      Tranche B Term Notes. Each Lender's Tranche B Term Loan
                   --------------------
     Commitment Percentage of the Tranche B Term Loan outstanding as of the Closing Date shall be evidenced by a duly executed promissory note of the Borrower to such Lender in substantially the form of Schedule 2.2B(d).
                                                          ----------------

     SECTION 2.3   SWINGLINE LOAN SUBFACILITY.
                   --------------------------

          (a)      Swingline Commitment. During the Commitment Period, subject
                   --------------------
     to the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans to the Borrower (each a "Swingline Loan" and, collectively, the "Swingline Loans") for the
              --------------                          ---------------
     purposes hereinafter set forth; provided, however, (i) the aggregate amount
                                     --------  -------
     of Swingline Loans outstanding at any time shall not exceed TEN MILLION DOLLARS ($10,000,000) (the "Swingline Committed Amount"), and (ii) the sum
                                 --------------------------
     of the aggregate amount of outstanding Revolving Loans plus Swingline Loans
                                                            ----
     plus LOC Obligations shall not exceed the aggregate Revolving Committed
     ----
     Amount then in effect. Swingline Loans hereunder may be repaid and reborrowed in accordance with the provisions hereof.

          (b)      Swingline Loan Borrowings.
                   -------------------------

                   (i)  Notice of Borrowing and Disbursement. The Swingline
                        ------------------------------------
          Lender will make Swingline Loans available to the Borrower on any Business Day upon request made by the Borrower not later than 12:00 Noon (Charlotte, North

          Carolina time) on such Business Day. A notice of request for Swingline Loan borrowing shall be made in the form of Schedule 2.1(b)(i) with
                                                      ------------------
          appropriate modifications. Swingline Loan borrowings hereunder shall be made in minimum amounts of $100,000 and in integral amounts of $100,000 in excess thereof.

               (ii)  Repayment of Swingline Loans. Each Swingline Loan borrowing
                     ----------------------------
          shall be due and payable on the Revolving Commitment Termination Date. The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Agent, demand repayment of its Swingline Loans by way of a Revolving Loan borrowing, in which case the Borrower shall be deemed to have requested a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans in the amount of such Swingline Loans; provided, however, that, in the
                                          --------  -------
          following circumstances, any such demand shall also be deemed to have been given one Business Day prior to each of (i) the Revolving Commitment Termination Date, (ii) the occurrence of any Event of Default described in Section 7.1(e), (iii) upon acceleration of the Credit Party Obligations hereunder, whether on account of an Event of Default described in Section 7.1(e) or any other Event of Default, and
          (iv) the exercise of remedies in accordance with the provisions of
          Section 7.2 hereof (each such Revolving Loan borrowing made on account of any such deemed request therefor as provided herein being hereinafter referred to as a "Mandatory Borrowing"). Each Lender
                                        -------------------
          hereby irrevocably agrees to make such Revolving Loans promptly upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (I) the amount of
                                             ---------------
          Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 4.2 are then satisfied,
          (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loans to be made by the time otherwise required in Section 2.1(b)(i), (V) the date of such Mandatory Borrowing, or (VI) any reduction in the Revolving Committed Amount or termination of the Revolving Commitments immediately prior to such Mandatory Borrowing or contemporaneously therewith. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2), provided that (A) all interest payable on the Swingline Loans shall be
          --------
          for the account of the Swingline Lender until the date as of which the respective participation is purchased, and (B) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender interest on the principal amount of such participation purchased for each day from and including the day upon which the Mandatory Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate equal to, if paid within two (2) Business Days of the date of the Mandatory Borrowing, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

          (c)      Interest on Swingline Loans. Subject to the provisions of
                   ---------------------------
     Section 2.9, Swingline Loans shall bear interest at a per annum rate equal to the Alternate Base Rate plus the Applicable Percentage for Revolving
                                ----
     Loans that are Alternate Base Rate Loans. Interest on Swingline Loans shall be payable in arrears on each Interest Payment Date.

          (d)      Swingline Note.  The Swingline Loans shall be evidenced by
                   --------------
     a duly executed promissory note of the Borrower to the Swingline Lender in the original amount of the Swingline Committed Amount and substantially in the form of Schedule 2.3(d).
                 ---------------

     SECTION 2.4   LETTER OF CREDIT SUBFACILITY.
                   ----------------------------

          (a)      Issuance.  Subject to the terms and conditions hereof and of
                   --------
     the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, during the Commitment Period the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; provided, however, that (i) the
                                              --------  -------
     aggregate amount of LOC Obligations shall not at any time exceed THIRTY MILLION DOLLARS ($30,000,000) (the "LOC Committed Amount"), (ii) the sum of
                                         --------------------
     the aggregate amount of Revolving Loans plus Swingline Loans plus LOC
                                             ----                 ----
     Obligations shall not at any time exceed the aggregate Revolving Committed Amount then in effect, (iii) all Letters of Credit shall be denominated in U.S. Dollars and (iv) Letters of Credit shall be issued for the purpose of supporting tax-advantaged variable rate demand note financing and for other lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; provided, however, so long as no Default or Event of Default has occurred
     --------  -------
     and is continuing and subject to the other terms and conditions to the issuance of Letters of Credit hereunder, the expiry dates of Letters of Credit may be extended annually or periodically from time to time on the request of the Borrower or by operation of the terms of the applicable Letter of Credit to a date not more than twelve (12) months from the date of extension; provided, further, that no Letter of Credit, as originally
                   --------  -------
     issued or as extended, shall have an expiry date extending beyond the Revolving Commitment Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $50,000 or such other amount as agreed by the Agent and the Borrower. There will be no more than twelve (12) Letters of Credit outstanding at any time or such other amount as agreed by the Agent and the Borrower. First Union shall be the Issuing Lender on all Letters of Credit issued after the Closing Date.

          (b)  Notice and Reports.  The request for the issuance of a Letter of
               ------------------
     Credit shall be submitted to the Issuing Lender at least four (4) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

          (c)  Participations.  Each Lender upon issuance of a Letter of Credit,
               --------------
     shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

          (d)  Reimbursement.  In the event of any drawing under any Letter of
               -------------
     Credit, the Issuing Lender will promptly notify the Borrower and the Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Swingline Loan or Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at the Default Rate. Unless the Borrower shall immediately notify the Issuing Lender and the Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Swingline Loan, or if and to the extent Swingline Loans shall not be available, a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Effective Rate and thereafter at a rate equal to the Alternate Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Credit Party Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

          (e)  Repayment with Revolving Loans.  On any day on which the Borrower
               ------------------------------
     shall have requested, or been deemed to have requested, (i) a Swingline Loan borrowing to reimburse a drawing under a Letter of Credit, the Swingline Lender shall make the Swingline Loan advance pursuant to the terms of the request or deemed request in accordance with the provisions for Swingline Loan advances hereunder, or (ii) a Revolving Loan to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Alternate Base Rate Loans (each such borrowing, a "Mandatory Borrowing") shall be immediately made
                             --------------------
     (without giving effect to any termination of the Commitments pursuant to
     Section 7.2) pro rata based on each Lender's respective Revolving
                  --- ----
     Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 7.2) and in the case of both clauses
     (i) and (ii) the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date notwithstanding (i) the amount of Mandatory Borrowing may
                    ---------------
     not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in
     Section 4.2 are then
     satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.1(b), (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon; provided,
                                                                      --------
     however, that in the event any such Mandatory Borrowing should be less than
     -------
     the minimum amount for borrowings of Revolving Loans otherwise provided in
     Section 2.1(b)(ii), the Borrower shall pay to the Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its Participation Interests in the outstanding LOC Obligations; provided, further, that in the event any Lender shall fail to fund its
     --------  -------
     Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded Participation Interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Effective Rate, and thereafter at a rate equal to the Alternate Base Rate.

          (f)      Modification, Extension.  The issuance of any supplement,
                   -----------------------
     modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

          (g)      Uniform Customs and Practices.  The Issuing Lender shall have
                   -----------------------------
     the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits, as published as of the date of issue by the International Chamber of Commerce (the "UCP"), in which case the UCP may be
                                             ---
     incorporated therein and deemed in all respects to be a part thereof.

     SECTION 2.5   FEES.
                   ----

          (a)      Commitment Fee.  In consideration of the Revolving
                   --------------
     Commitment, the Borrower agrees to pay to the Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee") in an amount equal
                                           --------------
     to the Applicable Percentage per annum on the average daily unused amount of the aggregate Revolving Committed Amount. For purposes of computing the Commitment hereunder, Swingline Loans and LOC Obligations shall be considered usage under the aggregate Revolving Committed Amount. The Commitment Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

          (b)      Letter of Credit Fees.  In consideration of the LOC
                   ---------------------
     Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "Letter of Credit Fee") equal to the Applicable Percentage per annum on
      --------------------
     the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-fourth of one percent (1/4%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable quarterly in arrears on the 15th day following the last day of each calendar quarter for the prior calendar quarter.

          (c)      Issuing Lender Fees.  In addition to the Letter of Credit
                   -------------------
     Fees payable pursuant to subsection (b) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "Issuing Lender Fees").
                         -------------------

          (d)      Administrative Fee.  The Borrower agrees to pay to the Agent
                   ------------------
       the annual administrative fee as described in the Fee Letter.

     SECTION 2.6   COMMITMENT REDUCTIONS.
                   ---------------------

          (a)      Voluntary Reductions.  The Borrower shall have the right to
                   --------------------
     terminate or permanently reduce the unused portion of the Revolving Committed Amount at any time or from time to time upon not less than three Business Days' prior notice to the Agent (which shall notify the Lenders thereof as soon as practicable) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction which shall be in a minimum amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall be irrevocable and effective upon receipt by the Agent, provided that no such reduction or
                                          --------
     termination shall be permitted if after giving effect thereto, and to any prepayments of the Revolving Loans made on the effective date thereof, the sum of the then outstanding aggregate principal amount of the Revolving Loans plus Swingline Loans plus LOC Obligations would exceed the aggregate
           ----                 ----
     Revolving Committed Amount then in effect.

          (b)      Mandatory Reductions.  On any date that the Revolving Loans
                   --------------------
     are required to be prepaid pursuant to the terms of Section 2.7(b) (ii),
     (iii), (iv), (v), and (vi), the Revolving Committed Amount shall be automatically permanently reduced by the amount of such required prepayment and/or reduction.

          (c)      Revolving Commitment Termination Date.  The Revolving
                   -------------------------------------
     Commitment, the LOC Commitment and the Swingline Commitment shall automatically terminate on the Revolving Commitment Termination Date.

     SECTION 2.7   PREPAYMENTS.
                   -----------

          (a)      Optional Prepayments.  The Borrower shall have the right to
                   --------------------
     prepay Loans in whole or in part from time to time; provided, however, that
                                                         --------  -------
     each partial prepayment of Revolving Loans and Term Loans shall be in a minimum principal amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof and each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000 (or if the outstanding principal balance of the Swingline Loans is less than $100,000, such lesser amount) and integral multiples of $100,000 in excess thereof. The Borrower shall give three Business Days' irrevocable notice in the case of LIBOR Rate Loans and one Business Day's irrevocable notice in the case of Alternate Base Rate Loans, to the Agent (which shall notify the Lenders thereof as soon as practicable). Subject to the foregoing terms, amounts prepaid under this Section 2.7(a) shall be applied as the Borrower may elect; provided that if the Borrower fails to specify the application
                --------
     of an optional prepayment then such prepayment shall be applied first to Revolving Loans and then pro rata to the remaining principal installments
                              --- ----
     of the Term Loans, in each case first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.7(a) shall be subject to Section 2.17, but otherwise without premium or penalty. Interest on the principal amount prepaid shall be payable on the next occurring Interest Payment Date that would have occurred had such loan not been prepaid or, at the request of the Agent, interest on the principal amount prepaid shall be payable on any date that a prepayment is made hereunder through the date of prepayment. Amounts prepaid on the Swingline Loan and the Revolving Loans may be reborrowed in accordance with the terms hereof. Amounts prepaid on the Term Loans may not be reborrowed.

          (b)   Mandatory Prepayments.
                ---------------------

                (i)   Revolving Committed Amount.  If at any time the sum of the
                      --------------------------
           aggregate principal amount of outstanding Revolving Loans plus
                                                                     ----
           Swingline Loans plus LOC Obligations shall exceed the aggregate
                           ----
           Revolving Committed Amount then in effect, the Borrower immediately shall prepay the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

                (ii)  Excess Cash Flow. Within ninety (90) days after the end of
                      ----------------
           each fiscal year (commencing with the fiscal year ending December 31, 1999), the Borrower shall prepay the Term Loans in an amount equal to
           (x) fifty percent (50%) of Excess Cash Flow earned during such prior fiscal year less (y) the amount of any optional prepayments of the Term Loans or (to the extent accompanied by a permanent reduction in the Revolving Committed Amount) the Revolving Loans during such prior fiscal year. Any payments of Excess Cash Flow shall be applied as set forth in clause (vii) below. Notwithstanding the foregoing to the contrary, the prepayment of Loans from Excess Cash Flow shall not be required for any prior fiscal year if the Leverage Ratio for the four fiscal quarters ending on the last day of such fiscal year is less than 3.5 to 1.0.

                (iii) Asset Dispositions. Upon any Asset Disposition (except in
                      ------------------
           connection with a Recovery Event), the Borrower shall prepay the Loans in an aggregate amount equal to the Net Cash Proceeds derived from such Asset Disposition to the extent such Net Cash Proceeds are not used to purchase or otherwise acquire replacement assets or property within 90 days prior to or 180 days after receipt of such cash proceeds (or such shorter period as specified in the Subordinated Debt Documentation) (such prepayment to be applied as set forth in clause (vii) below).

                (iv)   Debt Issuances.  Immediately upon receipt by any Credit
                       --------------
          Party of proceeds from any Debt Issuance (other than the issuance of the Subordinated Debt), the Borrower shall prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause (vii) below).

                (v)    Issuances of Equity.  Immediately upon receipt by a
                       -------------------
          Credit Party of proceeds from any Equity Issuance (other than equity contributed by the LLC Members), the Borrower shall prepay the Loans in an aggregate amount equal to: (A) seventy-five percent (75%) of the Net Cash Proceeds of such Equity Issuance if the Leverage Ratio for the four fiscal quarters ending on the last day of the fiscal quarter most recently ended for which the Agent shall have received the compliance certificate described in Section 5.2(b) shall be greater than or equal to 3.5 to 1.0 and (B) fifty percent (50%) of the Net Cash Proceeds of such Equity Issuance if the Leverage Ratio for the four fiscal quarters ending on the last day of the fiscal quarter most recently ended for which the Agent shall have received the compliance certificate described in Section 5.2(b) shall be less than 3.5 to 1.0 (such prepayment to be applied as set forth in clause (vii) below).

                (vi)   Recovery Event.  To the extent of cash proceeds received
                       --------------
          in connection with a Recovery Event, the Borrower shall prepay the Loans in an aggregate amount equal to one-hundred percent (100%) of such cash proceeds to the Lenders to the extent such cash proceeds are not used (A) to repair such damaged assets within 180 days after receipt of such cash proceeds or property or (B) to purchase or otherwise acquire replacement assets or property, provided that such purchase or acquisition is committed within 180 days after receipt of such cash proceeds and consummated within 270 days thereof (or such shorter period as specified in the Subordinated Debt Documentation) (such prepayment to be applied as set forth in clause (vii) below). Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuation of an Event of Default, the Required Lenders shall have the option to require such cash proceeds to be applied immediately to prepay the Loans in accordance with clause (vii) below.

                (vii)  Application of Mandatory Prepayments.  All amounts
                        ------------------------------------
          required to be paid pursuant to this Section 2.7(b) shall be applied as follows: (A) with respect to all amounts prepaid pursuant to
          Section 2.7(b)(i), to Revolving Loans and (after all Revolving Loans have been repaid) to a cash collateral account in respect of LOC Obligations and (B) with respect to all amounts prepaid pursuant to Sections 2.7(b)(ii) through (vi), (1) first pro rata to the Term Loans
                                                ----- --- ----
          (ratably to the remaining principal installments thereof) and (2) second to the Revolving Loans and (after all Revolving Loans have been
          ------
          repaid) to a cash collateral account in
          respect of LOC Obligations. One or more holders of the Tranche B Term Loans may decline to accept a mandatory prepayment under Sections 2.7(b)(ii), (iii), (iv), (v) or (vi) to the extent there are sufficient Tranche A Term Loans outstanding to be paid with such prepayment, in which case 50% of such declined prepayments shall be allocated pro rata among the Tranche A Term Loans and the Tranche B Term Loans held by Lenders accepting such prepayments and the remaining 50% of such declined payment shall be returned to the Borrower. Within the parameters of the applications set forth above, prepayments shall be applied first to Alternate Base Rate Loans and then to LIBOR Rate Loans in direct order of Interest Period maturities. All prepayments under this Section 2.7(b) shall be subject to Section 2.17 and be accompanied by interest on the principal amount prepaid through the date of prepayment.

     SECTION 2.8   MINIMUM PRINCIPAL AMOUNT OF TRANCHES.
                   ------------------------------------

     All borrowings, payments and prepayments in respect of Revolving Loans and Term Loans shall be in such amounts and be made pursuant to such elections so that after giving effect thereto the aggregate principal amount of the Revolving Loans and Term Loans comprising any Tranche shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

     SECTION 2.9   DEFAULT RATE AND PAYMENT DATES.
                   ------------------------------

          (a) If all or a portion of the principal amount of any Loan which is a LIBOR Rate Loan shall not be paid when due or continued as a LIBOR Rate Loan in accordance with the provisions of Section 2.10 (whether at the stated maturity, by acceleration or otherwise), such overdue principal amount of such Loan shall be converted to an Alternate Base Rate Loan at the end of the Interest Period applicable thereto.

          (b)       If all or a portion of (i) the principal amount of any Loan,
     (ii) any interest payable thereon, or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum (the "Default Rate") which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto assuming Level I interest rate margins (as appearing in the definition of "Applicable Percentage") were then in effect, plus 2% or (y) in the case of
                                                   ----
     overdue interest (to the extent permitted by applicable law), fees or other amounts, the Alternate Base Rate, plus the highest Applicable Percentage
                                       ----
     for Term Loans which are Alternate Base Rate Loans, plus 2%, in each case
                                                         ----
     from the date of such non-payment until such amount is paid in full (after as well as before judgment). Upon the occurrence and during the continuance of any other Event of Default hereunder, the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at the Default Rate (after as well as before judgment).

          (c) Interest on each Loan shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (b) of this Section 2.9 shall be payable from time to time on demand.

     SECTION 2.10   CONVERSION OPTIONS.
                    ------------------

               (a) The Borrower may, in the case of Revolving Loans and the Term Loans, elect from time to time to convert Alternate Base Rate Loans to LIBOR Rate Loans, by giving the Agent at least three Business Days' prior irrevocable written notice of such election. A form of Notice of Conversion/ Extension is attached as Schedule 2.10. If the date upon which
                                          -------------
     an Alternate Base Rate Loan is to be converted to a LIBOR Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of an Interest Period to such succeeding Business Day such Loan shall bear interest as if it were an Alternate Base Rate Loan. All or any part of outstanding Alternate Base Rate Loans may be converted as provided herein, provided that (i) no Loan
                                                     --------
     may be converted into a LIBOR Rate Loan when any Default or Event of Default has occurred and is continuing and (ii) partial conversions shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

               (b) Any LIBOR Rate Loans may be continued as such upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in Section 2.10(a); provided,
                                                                       --------
     that no LIBOR Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to an Alternate Base Rate Loan at the end of the applicable Interest Period with respect thereto. If the Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, such LIBOR Rate Loans shall be automatically converted to Alternate Base Rate Loans at the end of the applicable Interest Period with respect thereto.

     SECTION 2.11   COMPUTATION OF INTEREST AND FEES.
                    --------------------------------

               (a) Interest payable hereunder with respect to Alternate Base Rate Loans shall be calculated on the basis of a year of 365 days (or 366 days, as applicable) for the actual days elapsed. All other fees, interest and all other amounts payable hereunder shall be calculated on the basis of a 360 day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a LIBOR Rate on the Business Day of the determination thereof. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate shall become effective as of the opening of business on the day on which such change in the Alternate Base Rate shall become effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change.

               (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the computations used by the Agent in determining any interest rate.

     SECTION 2.12   PRO RATA TREATMENT AND PAYMENTS.
                    -------------------------------

     Each borrowing of Revolving Loans and any reduction of the Revolving Commitments shall be made pro rata according to the respective Commitment
                          --- ----
Percentages of the Lenders. Each payment under this Agreement or any Note shall be applied, first, to any fees then due and owing by the Borrower pursuant to
Section 2.5, second, to interest then due and owing in respect of the Notes of the Borrower and, third, to principal then due and owing hereunder and under the Notes of the Borrower. Each payment on account of any fees pursuant to Section
2.5 shall be made pro rata in accordance with the respective amounts due and
                  --- ----
owing (except as to the portion of the Letter of Credit retained by the Issuing Lender and the Issuing Lender Fees). Each payment (other than prepayments) by the Borrower on account of principal of and interest on the Revolving Loans and on the Term Loans shall be made pro rata according to the respective amounts due
                                --- ----
and owing in accordance with Section 2.7 hereof. Each optional prepayment on account of principal of the Loans shall be applied, to such of the Loans as the Borrower may designate (to be applied pro rata among the Lenders); provided,
                                      --- ----                     --------
that prepayments made pursuant to Section 2.15 shall be applied in accordance with such section. Each mandatory prepayment on account of principal of the Loans shall be applied in accordance with Section 2.7(b). All payments (including prepayments) to be made by the Borrower on account of principal, interest and fees shall be made without defense, set-off or counterclaim (except as provided in Section 2.18(b)) and shall be made to the Agent for the account of the Lenders at the Agent's office specified on Schedule 9.2 in Dollars and in
                                                  ------------
immediately available funds not later than 1:00 P.M. (Charlotte, North Carolina time) on the date when due. The Agent shall distribute such payments to the Lenders entitled thereto promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the LIBOR Rate Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a LIBOR Rate Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

     SECTION 2.13   NON-RECEIPT OF FUNDS BY THE AGENT.
                    ---------------------------------

               (a) Unless the Agent shall have been notified in writing by a Lender prior to the date a Loan is to be made by such Lender (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Loan available to the Agent, the Agent may assume that such Lender has made such proceeds available to the Agent on such date, and the Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent, the Agent shall be able to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall immediately pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the

     Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for the applicable borrowing pursuant to the Notice of Borrowing and (ii) from a Lender at the Federal Effective Funds Rate.

          (b) Unless the Agent shall have been notified in writing by the Borrower, prior to the date on which any payment is due from it hereunder (which notice shall be effective upon receipt) that the Borrower does not intend to make such payment, the Agent may assume that such Borrower has made such payment when due, and the Agent may in reliance upon such assumption (but shall not be required to) make available to each Lender on such payment date an amount equal to the portion of such assumed payment to which such Lender is entitled hereunder, and if the Borrower has not in fact made such payment to the Agent, such Lender shall, on demand, repay to the Agent the amount made available to such Lender. If such amount is repaid to the Agent on a date after the date such amount was made available to such Lender, such Lender shall pay to the Agent on demand interest on such amount in respect of each day from the date such amount was made available by the Agent to such Lender to the date such amount is recovered by the Agent at a per annum rate equal to the Federal Funds Effective Rate.

          (c) A certificate of the Agent submitted to the Borrower or any Lender with respect to any amount owing under this Section 2.13 shall be conclusive in the absence of manifest error.

     SECTION 2.14   INABILITY TO DETERMINE INTEREST RATE.
                    ------------------------------------

     Notwithstanding any other provision of this Agreement, if (i) the Agent shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining LIBOR for such Interest Period, or (ii) the Required Lenders shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Rate does not adequately and fairly reflect the cost to such Lenders of funding LIBOR Rate Loans that the Borrower has requested be outstanding as a LIBOR Tranche during such Interest Period, the Agent shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and the Lenders at least two Business Days prior to the first day of such Interest Period. Unless the Borrower shall have notified the Agent upon receipt of such telephone notice that it wishes to rescind or modify its request regarding such LIBOR Rate Loans, any Loans that were requested to be made as LIBOR Rate Loans shall be made as Alternate Base Rate Loans and any Loans that were requested to be converted into or continued as LIBOR Rate Loans shall be converted into Alternate Base Rate Loans. Until any such notice has been withdrawn by the Agent, no further Loans shall be made as, continued as, or converted into, LIBOR Rate Loans for the Interest Periods so affected.

     SECTION 2.15   ILLEGALITY.
                    ----------

     Notwithstanding any other provision of this Agreement, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by the relevant Governmental Authority to any Lender shall make it unlawful for such Lender or its LIBOR Lending Office to make or maintain LIBOR Rate Loans as contemplated by this Agreement or to obtain in the interbank eurodollar market through its LIBOR Lending Office the funds with which to make such Loans, (a) such Lender shall promptly notify the Agent and the Borrower thereof, (b) the commitment of such Lender hereunder to make LIBOR Rate Loans or continue LIBOR Rate Loans as such shall forthwith be suspended until the Agent shall give notice that the condition or situation which gave rise to the suspension shall no longer exist, and (c) such Lender's Loans then outstanding as LIBOR Rate Loans, if any, shall be converted on the last day of the Interest Period for such Loans or within such earlier period as required by law as Alternate Base Rate Loans. The Borrower hereby agrees promptly to pay any Lender, upon its demand, any additional amounts necessary to compensate such Lender for actual and direct costs (but not including anticipated profits) reasonably incurred by such Lender in making any repayment in accordance with this Section including, but not limited to, any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its LIBOR Rate Loans hereunder; provided, however, that the liability of the Borrower
                      --------  -------
shall be limited to costs incurred within 180 days prior to the receipt of such notice. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its LIBOR Lending Office) to avoid or to minimize any amounts which may otherwise be payable pursuant to this Section; provided, however, that such efforts shall not cause
                          --------  -------
the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

     SECTION 2.16   REQUIREMENTS OF LAW.
                    -------------------

               (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

                    (i) shall subject such Lender to any tax of any kind whatsoever with respect to any Letter of Credit or any application relating thereto, any LIBOR Rate Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the overall net income of such Lender);

                    (ii) shall impose, modify or hold applicable any reserve,
               special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder; or

                    (iii)  shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Rate Loans or the Letters of Credit or to reduce any amount receivable hereunder or under any Note, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable which such Lender reasonably deems to be material as determined by such Lender with respect to its LIBOR Rate Loans or Letters of Credit; provided, however, that the liability of
                                      --------  -------
     the Borrower shall be limited to costs incurred within 180 days of such demand. A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this paragraph of this Section; provided, however, that such efforts
                                        --------  -------
     shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender to be material.

               (b) If any Lender shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed by such Lender to be material, then from time to time, within fifteen (15) days after demand by such Lender, the Borrower shall pay to such Lender such additional amount as shall be certified by such Lender as being required to compensate it for such reduction. Such a certificate as to any additional amounts payable under this Section submitted by a Lender (which certificate shall include a description of the basis for the computation), through the Agent, to the Borrower shall be conclusive absent manifest error.

               (c) The agreements in this Section 2.16 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

     SECTION 2.17   INDEMNITY.
                    ---------

     The Borrower hereby agrees to indemnify each Lender and to hold such Lender harmless from any funding loss or expense which such Lender actually sustains or incurs as a consequence of (a) default by the Borrower in payment of the principal amount of or interest on any Loan by such Lender in accordance with the terms hereof, (b) default by the Borrower in accepting a borrowing after the Borrower has given a notice in accordance with the terms hereof, (c) default by the Borrower in making any prepayment after the Borrower has given a notice in accordance with the terms hereof, and/or (d) the making by the Borrower of a prepayment of a LIBOR Rate Loan, or the conversion thereof, on a day which is not the last day of the Interest Period with respect thereto, in each case including, but not limited to, any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans hereunder. A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender, through the Agent, to the Borrower (which certificate must be delivered to the Agent within thirty days following such default, prepayment or conversion) shall be conclusive in the absence of manifest error. The agreements in this Section shall survive termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

     SECTION 2.18   TAXES.
                    -----

               (a) All payments made by the Borrower hereunder or under any Note will be, except as provided in Section 2.18(b), made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any Governmental Authority or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding any tax imposed on or measured by the net income or profits of a Lender or the Agent pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender or the Agent is located or any subdivision thereof or therein and also excluding franchise taxes, doing business taxes or minimum taxes imposed on it in such jurisdiction) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the Borrower agrees to
      -----
     pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. The Borrower will furnish to the Agent as soon as practicable after the date the payment of any Taxes is due pursuant to applicable law certified copies (to the extent reasonably available and required by law) of tax receipts evidencing such payment by the Borrower. The Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

               (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Borrower and the Agent on or prior to the Closing Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 9.6(d) (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) if the Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or
     (ii) if
     the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, either Internal Revenue Service Form 1001 or 4224 as set forth in clause (i) above, or (x) a certificate substantially in the form of
     Schedule 2.18 (any such certificate, a "2.18 Certificate") and (y) two
     -------------                           ----------------
     accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that it will deliver upon the Borrower's request updated versions of the foregoing, as applicable, whenever the previous certification has become obsolete or inaccurate in any material respect, together with such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note. Each Lender shall, promptly upon the reasonable request of the Borrower to that effect, deliver to the Borrower such other forms or documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes. Notwithstanding anything to the contrary contained in Section 2.18(a), but subject to the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrower shall not be obligated pursuant to Section 2.18(a) hereof to gross-up payments to be made to a Lender in respect of Taxes imposed by the United States if (I) such Lender has not complied with the requirements of this Section 2.18(b) or (II) the obligation to withhold existed on the date such Lender became a party to this Agreement. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 2.18, the Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 2.18(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of Taxes.

          (c) Each Lender agrees to use reasonable efforts (including reasonable efforts to change its Domestic Lending Office or LIBOR Lending Office, as the case may be) to avoid or to minimize any amounts which might otherwise be payable pursuant to this Section; provided, however, that such efforts
                                          --------  -------
     shall not cause the imposition on such Lender of any additional costs or legal or regulatory burdens deemed by such Lender in its sole discretion to be material.

          (d) If the Borrower pays any additional amount pursuant to this
     Section 2.18 with respect to a Lender, such Lender shall use reasonable efforts to obtain a refund of tax or credit against its tax liabilities on account of such payment; provided that such Lender
                              --------
     shall have no obligation to use such reasonable efforts if it believes in good faith, in its sole discretion, that claiming a refund or credit would cause material adverse tax consequences to it. In the event that such Lender receives such a refund or credit, such Lender shall pay to the Borrower an amount that such Lender reasonably determines is equal to the net tax benefit obtained by such Lender as a result of such payment by the Borrower. In the event that no refund or credit is obtained with respect to the Borrower's payments to such Lender pursuant to this Section 2.18, then such Lender shall upon request provide a certification that such Lender has not received a refund or credit for such payments. Nothing contained in this Section 2.18 shall require a Lender to disclose or detail the basis of its calculation of the amount of any tax benefit or any other amount or the basis of its determination referred to in the proviso to the first sentence of this Section 2.18 to the Borrower or any other party.

               (e) The agreements in this Section 2.18 shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     SECTION 2.19  INDEMNIFICATION; NATURE OF ISSUING LENDER'S DUTIES.
                   --------------------------------------------------

               (a) In addition to its other obligations under Section 2.4, the Borrower hereby agrees to protect, indemnify, pay and save each Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
      ---------------

               (b) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

               (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith (except in the case of gross negligence or willful misconduct), shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (except for the gross negligence or willful misconduct of the Issuing Lender), including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

               (d) Nothing in this Section 2.19 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.4(d) hereof. The obligations of the Borrower under this Section 2.19 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

               (e) Notwithstanding anything to the contrary contained in this
     Section 2.19, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.

     SECTION 2.20  DEFAULTING LENDERS.
                   ------------------

               (a) Generally.  In addition to the rights and remedies that may
                   ---------
     be available to the Agent or the Borrower under this Agreement or applicable law, if at any time a Lender is a Defaulting Lender such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Credit Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent or to be taken into account in the calculation of the Required Lenders, shall be suspended during the pendency of such failure or refusal. If a Lender is a Defaulting Lender because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Lender under this Agreement or any other Credit Document until such defaulted payment and related interest has been paid in full and such default no longer exists and (iii) to bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Lender's Loans shall not be paid to such Defaulting Lender and shall be held uninvested by the Agent and either applied against the purchase price of such Loans under the following subsection (b) or paid to such Defaulting Lender upon the default of such Defaulting Lender being cured.

          (b)  Purchase of Defaulting Lender's Commitment. Any Lender who is not
               ------------------------------------------
     a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Commitment. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Commitment on a pro rata basis. Upon any such purchase, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Credit Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof subject to and in accordance with the requirements set forth in Section 9.6, including an appropriate Commitment Transfer Supplement. The purchase price for the Commitment of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by the Borrower to the Defaulting Lender. Prior to payment of such purchase price to a Defaulting Lender, the Agent shall apply against such purchase price any amounts retained by the Agent pursuant to the last sentence of the immediately preceding subsection (a). The Defaulting Lender shall be entitled to receive amounts owed to it by the Borrower under the Credit Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by the Agent from or on behalf of the Borrower. There shall be no recourse against any Lender or the Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES

     To induce the Lenders to enter into this Agreement and to make the Extensions of Credit herein provided for, the Borrower hereby represents and warrants to the Agent and to each Lender that:

     SECTION 3.1    FINANCIAL CONDITION.
                    -------------------

     The balance sheets and the related statements of income and of cash flows of the Acquired Business for fiscal years 1995, 1996 and 1997 audited by Arthur Andersen & Co. are complete and correct and present fairly the financial condition of the Acquired Business as of such dates.

The balance sheets and the related statements of income and of cash flows of the Acquired Business for fiscal years 1993 and 1994 reviewed by Arthur Andersen & Co. are complete and correct and present fairly the financial condition of the Acquired Business as of such dates. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

     SECTION 3.2      NO CHANGE.
                      ---------

     Since December 31, 1997 (and after delivery of annual audited financial statements in accordance with Section 5.1(a), from the date of the most recently delivered annual audited financial statements) there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.3      CORPORATE EXISTENCE; COMPLIANCE WITH LAW.
                      ----------------------------------------

     Each of the Borrower and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite power and authority and the legal right to own and operate all its material property, to lease the material property it operates as lessee and to conduct the business in which it is currently engaged,
(c) is duly qualified to conduct business and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to so qualify or be in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 3.4      CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.
                      -------------------------------------------------------

     Each of the Borrower and the other Credit Parties has full power and authority and the legal right to make, deliver and perform the Credit Documents to which it is party and has taken all necessary limited liability company or corporate action to authorize the execution, delivery and performance by it of the Credit Documents to which it is party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery or performance of any Credit Document by the Borrower or the other Credit Parties (other than those which have been obtained) or with the validity or enforceability of any Credit Document against the Borrower or the other Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents) except for consents or authorizations of any Governmental Authority, the failure of which to possess or obtain could not reasonably be expected to have a Material Adverse Effect. Each Credit Document to which it is a party has been duly executed and delivered on behalf of the Borrower or the other Credit Parties, as the case may be. Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Borrower or the other Credit Parties, as the case may be, enforceable against the Borrower or such other Credit Party, as the case may be, in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 3.5      NO LEGAL BAR; NO DEFAULT.
                      ------------------------

     The execution, delivery and performance of the Credit Documents, the borrowings thereunder and the use of the proceeds of the Loans will not violate any Requirement of Law or any Material Contract of the Borrower or its Subsidiaries (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any Requirement of Law or any Material Contract other than the Liens arising under or contemplated in connection with the Credit Documents. Neither the Borrower nor any of its Subsidiaries is in default under or with respect to any of its Material Contracts. No Default or Event of Default has occurred and is continuing.

     SECTION 3.6      NO MATERIAL LITIGATION.
                      ----------------------

     Except as set forth in Schedule 3.6, no litigation, investigation or
                            ------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to the Credit Documents or any Loan or any of the transactions contemplated hereby, or (b) which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.7      INVESTMENT COMPANY ACT.
                      ----------------------

     Neither the Borrower nor any Credit Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

     SECTION 3.8      MARGIN REGULATIONS.
                      ------------------

     No part of the proceeds of any Loan hereunder will be used directly or indirectly for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. The Borrower and its Subsidiaries taken as a group do not own "margin stock" except as identified in the financial statements referred to in Section 3.1 and the aggregate value of all "margin stock" owned by the Borrower and its Subsidiaries taken as a group does not exceed 25% of the value of their assets.

     SECTION 3.9      ERISA.
                      -----

     Except as set forth in Schedule 3.9, neither a Reportable Event nor an
                            ------------
"accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and to the Borrower's knowledge, each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except to the extent that any such occurrence or failure to comply would not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred resulting in any liability that has remained underfunded, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period which could reasonably be expected to have a Material Adverse Effect. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount which, as determined in accordance with GAAP, could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity is currently subject to any liability for a complete or partial withdrawal from a Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.10      ENVIRONMENTAL MATTERS.
                       ---------------------

     Except as set forth on Schedule 3.10, and with the exception of matters
                            -------------
that have been resolved or are not reasonably expected to give rise to a Material Adverse Effect:

          (a) To the best knowledge of the Borrower, the facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "Properties") do not contain any Materials of
                        ----------
     Environmental Concern in amounts or concentrations which constitute a current violation of any Environmental Law.

          (b) To the best knowledge of the Borrower, the Properties and all operations of the Borrower and/or its Subsidiaries at the Properties are in compliance, and have in the last five years been in compliance, in all material respects with all applicable Environmental Laws, and there is no contamination at, under or about the Properties requiring remediation under any Environmental Law or violation of any Environmental Law with respect to the Properties or the business operated by the Borrower or any of its Subsidiaries (the "Business").
                        --------

          (c) Neither the Borrower nor any of its Subsidiaries has received any outstanding unresolved written or actual notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower or any of its Subsidiaries have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) To the best knowledge of the Borrower, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably be expected to give rise to material liability under any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in material violation of any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or will be named as a party with respect to the Properties or the Business, nor are there any unresolved consent decrees or other unresolved decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Properties or the Business.

          (f) To the best knowledge of the Borrower, there has been no unresolved release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of the Borrower or any Subsidiary in connection with the Properties or otherwise in connection with the Business, in material violation of or in amounts or in a manner that could reasonably be expected to give rise to material liability under Environmental Laws.

     SECTION 3.11      PURPOSE OF LOANS.
                       ----------------

     The proceeds of the Loans will be used to finance the Acquisition in part, including, without limitation, by the payment of a dividend by the Borrower to the LLC Members on the Closing Date and the closing costs and expenses related thereto and for general corporate purposes, including working capital and letters of credit.

     SECTION 3.12      SUBSIDIARIES.
                       ------------

     Set forth on Schedule 3.12 is a complete and accurate list of all
                  -------------
Subsidiaries of the Borrower as of the Closing Date. Information on the attached Schedule includes state of incorporation; the number of shares of each class of Capital Stock or other equity interests outstanding; the number and percentage of outstanding shares of each class of stock; and the number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and similar rights. The outstanding Capital Stock and other equity interests of all Subsidiaries is validly issued, fully paid and non-assessable and is owned, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents).

     SECTION 3.13      OWNERSHIP.
                       ---------

     Each of the Borrower and its Subsidiaries is the owner of, and has good and marketable title to, or a valid leasehold interest in, all of its respective assets, except as may be permitted pursuant Section 6.13 hereof, and none of such assets is subject to any Lien other than Permitted Liens.

     SECTION 3.14      INDEBTEDNESS.
                       ------------

     Except as otherwise permitted under Section 6.1, the Borrower and its Subsidiaries have no Indebtedness.

     SECTION 3.15      TAXES.
                       -----

     Each of the Borrower and its Subsidiaries has filed, or caused to be filed, all tax returns (federal, state, local and foreign) required to be filed and paid (a) all amounts of taxes shown thereon to be due (including interest and penalties) and (b) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing by it, except for such taxes (i) which are not yet delinquent or (ii) that are being contested in good faith and by proper proceedings, and against which adequate reserves are being maintained in accordance with GAAP. Neither the Borrower nor any of its Subsidiaries is aware as of the Closing Date of any proposed tax assessments against it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.16      INTELLECTUAL PROPERTY.
                       ---------------------

     Each of the Borrower and its Subsidiaries owns, or has the legal right to use, all trademarks, tradenames, copyrights, technology, know-how and processes necessary for each of them to conduct its business as currently conducted and as the Acquired Business was historically conducted by Owens Corning. Set forth on
Schedule 3.16 is a list of all Intellectual Property owned by each of the
-------------
Borrower and its Subsidiaries or that the Borrower or any of its Subsidiaries has the right to use. Except as provided on Schedule 3.16, no claim has been
                                             -------------
asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower or any of its Subsidiaries know of any such claim, and, to the knowledge of the Borrower or any of its Subsidiaries, the use of such Intellectual Property by the Borrower or any of its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Schedule 3.16 may be updated from time to
                                    -------------
time by the Borrower to include new Intellectual Property by giving written notice thereof to the Agent.

     SECTION 3.17      SOLVENCY.
                       --------

     The fair saleable value of each Credit Party's assets, measured on a going concern basis, exceeds all probable liabilities, including those to be incurred pursuant to this Credit Agreement. None of the Credit Parties (a) has unreasonably small capital in relation to the business in which it is or proposes to be engaged or (b) has incurred, or believes that it will incur after giving effect to the transactions contemplated by this Credit Agreement, debts beyond its ability to pay such debts as they become due.

     SECTION 3.18      INVESTMENTS.
                       -----------

     All investments of each of the Borrower and its Subsidiaries are Permitted Investments.

     SECTION 3.19      LOCATION OF COLLATERAL.
                       ----------------------

     Set forth on Schedule 3.19(a) is a list of the Properties of the Borrower
                  ----------------
and its Subsidiaries with street address, county and state where located. Set forth on Schedule 3.19(b) is
         ----------------
a list of all locations where any tangible personal property of the Borrower and its Subsidiaries is located, including county and state where located. Set forth on Schedule 3.19(c) is the chief executive office and principal place of
   ----------------
business of each of the Borrower and its Subsidiaries. Schedule 3.19(a), 3.19(b)
                                                       ----------------  -------
and 3.19(c) may be updated from time to time by the Borrower to include new
    -------
properties or locations by giving written notice thereof to the Agent.

     SECTION 3.20      NO BURDENSOME RESTRICTIONS.
                       --------------------------

     None of the Borrower or any of its Subsidiaries is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     SECTION 3.21      BROKERS' FEES.
                       -------------

     None of the Borrower or any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's, investment banking or other similar fee in connection with any of the transactions contemplated under the Credit Documents other than the closing and other fees payable pursuant to this Credit Agreement or payable in connection with the Acquisition.

     SECTION 3.22      LABOR MATTERS.
                       -------------

     There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date, other than as set forth in Schedule 3.22 hereto, and none of the
                                         -------------
Borrower or any of its Subsidiaries (i) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five years prior to the Closing Date, other than as set forth in Schedule 3.22 hereto or (ii) has
                                             -------------
knowledge of any potential or pending strike, walkout or work stoppage.

     SECTION 3.23      ACCURACY AND COMPLETENESS OF INFORMATION.
                       ----------------------------------------

     All factual information heretofore, contemporaneously or hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Agent or any Lender for purposes of or in connection with this Agreement or any other Credit Document, or any transaction contemplated hereby or thereby, is or will be true and accurate in all material respects and not incomplete by omitting to state any material fact necessary to make such information not misleading. There is no fact now known to the Borrower or any of its Subsidiaries which has, or could reasonably be expected to have, a Material Adverse Effect which fact has not been set forth herein, in the financial statements of the Borrower and its Subsidiaries furnished to the Agent and/or the Lenders, or in any certificate, opinion or other written statement made or furnished by the Borrower to the Agent and/or the Lenders.

     SECTION 3.24      REPRESENTATIONS AND WARRANTIES FROM ACQUISITION
                       -----------------------------------------------
AGREEMENTS.
----------

     As of the Closing Date, each of the representations and warranties made in the Acquisition Agreements by each of the parties thereto is true and correct in all material respects.

     SECTION 3.25      YEAR 2000 ISSUE.
                       ---------------

     Any reprogramming and related testing required to permit the proper functioning of the Credit Parties' computer systems in and following the year 2000 will be completed in all material respects prior to September 1, 1999 (that is, the Credit Parties will be "Year 2000 Compliant"), and the cost to the Credit Parties of such reprogramming and testing will not result in a Default or Event of Default or a Material Adverse Effect. Except for such reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Credit Parties and their Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, adequate for the conduct of its business.

     SECTION 3.26      ENTIRE BUSINESS.
                       ----------------

     The assets transferred to the Borrower pursuant to the Acquisition Documents, together with the rights and services made available to the Borrower pursuant to the Joint Venture Contracts constitute all assets, properties and rights necessary to conduct the Acquired Business in all material respects as currently conducted and as historically conducted by Owens Corning.


                                  ARTICLE IV

                             CONDITIONS PRECEDENT

     SECTION 4.1      CONDITIONS TO CLOSING DATE AND INITIAL REVOLVING LOANS AND
                      ----------------------------------------------------------
TERM LOANS MADE IN CONNECTION WITH THE ACQUISITION.
--------------------------------------------------

     This Agreement shall become effective upon, and the obligation of each Lender to make the initial Revolving Loans and Term Loans on the Closing Date is subject to, the satisfaction of the following conditions precedent:

          (a)  Execution of Agreement. The Agent shall have received (i)
               ----------------------
     counterparts of this Agreement, executed by a duly authorized officer of each party hereto, (ii) for the account of each Lender, Revolving Notes, Tranche A Term Notes and Tranche B Term Notes and for the account of the Swingline Lender, a Swingline Note and (iii) counterparts of the Security Agreement, the Member Negative Pledge Agreement, the Member Pledge Agreement and the Pledge Agreement, in each case conforming to the requirements of this Agreement and executed by duly authorized officers of the Credit Parties or other Person, as applicable.

          (b)  Authority Documents. The Agent shall have received the following:
               -------------------

               (i)   Certificate of Formation/Articles of Incorporation. Copies
                     --------------------------------------------------
          of the certificate of formation, articles of incorporation or other charter documents, as applicable, of each Credit Party certified to be true and complete as of a recent date by the appropriate governmental authority of the state of its incorporation.

               (ii)  Resolutions.  Copies of resolutions of the managing members
                     -----------
          or the board of directors, as applicable, of each Credit Party approving and adopting the Credit Documents, the transactions contemplated therein and authorizing execution and delivery thereof, certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

               (iii) Operating Agreements/Bylaws. A copy of the operating
                     ---------------------------
          agreement or bylaws, as applicable, of each Credit Party certified by an officer of such Credit Party as of the Closing Date to be true and correct and in force and effect as of such date.

               (iv)  Good Standing. Copies of (i) certificates of good standing,
                     -------------
          existence or its equivalent with respect to the each Credit Party certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect on the business or operations of the Borrower and its Subsidiaries in such state and (ii) a certificate indicating payment of all corporate franchise taxes certified as of a recent date by the appropriate governmental taxing authorities.

               (v)   Incumbency.  An incumbency certificate of each Credit Party
                     ----------
          certified by a secretary or assistant secretary to be true and correct as of the Closing Date.

          (c)  Legal Opinions of Counsel.
               -------------------------

               (i) The Agent shall have received an opinion of Alston & Bird, LLP, counsel for the Credit Parties, dated the Closing Date and addressed to the Agent and the Lenders, in form and substance acceptable to the Agent.

               (ii) The Agent shall have received each opinion, report and other document required to be delivered pursuant to the Acquisition Documents in connection with the Acquisition, with a letter from each person delivering such opinion, report and other document authorizing reliance thereon by the Agent and the Lenders, all in form and substance acceptable to the Agent.

          (d)  Personal Property Collateral. The Agent shall have received, in
               ----------------------------
     form and substance satisfactory to the Agent:

               (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

               (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Agent's security interest in the Collateral;

               (iii) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Collateral;

               (iv) all stock certificates evidencing the Capital Stock pledged to the Agent pursuant to the Pledge Agreement and the Member Pledge Agreement, together with duly executed in blank undated stock powers attached thereto (unless, with respect to the pledged Capital Stock of any Foreign Subsidiary, such stock powers are deemed unnecessary by the Agent in its reasonable discretion under the law of the jurisdiction of incorporation of such Person);

               (v) such patent/trademark/copyright filings as requested by the Agent in order to perfect the Agent's security interest in the Intellectual Property;

               (vi) all instruments and chattel paper in the possession of any of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Agent's security interest in the Collateral;

               (vii) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Lenders' security interest in the Collateral; and

               (viii) in the case of any personal property Collateral located at premises leased by a Credit Party, such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent.

          (e)  Real Property Collateral. The Agent shall have received, in form
               ------------------------
     and substance satisfactory to the Agent:

               (i) fully executed and notarized mortgages, deeds of trust or deeds to secure debt (each, as the same may be amended, modified, restated or supplemented from time to time, a "Mortgage Instrument"
                                                         -------------------
          and collectively the "Mortgage Instruments") encumbering the fee
                                --------
          interest and/or leasehold interest of any Credit Party in each real property asset designated in Schedule 3.19(a) (each a "Mortgaged
                                       ----------------          ---------
          Property" and collectively the "Mortgaged Properties");
          --------

               (ii) a title report obtained by the Credit Parties in respect of each of the Mortgaged Properties;

               (iii) in the case of each real property leasehold interest of any Credit Party constituting Mortgaged Property, (a) such estoppel letters, consents and waivers from the landlords on such real property as may be required by the Agent, which estoppel letters shall be in the form and substance reasonably satisfactory to the Agent and (b) evidence that the applicable lease, a memorandum of lease with respect thereto, or other evidence of such lease in form and substance reasonably satisfactory to the Agent, has been or will be recorded in all places to the extent necessary or desirable, in the reasonable judgment of the Agent, so as to enable the Mortgage Instrument encumbering such leasehold interest to effectively create a valid and enforceable first priority lien (subject to Permitted Liens) on such leasehold interest in favor of the Agent (or such other Person as may be required or desired under local law) for the benefit of Lenders;

               (iv) ALTA mortgagee title insurance policies issued by Chicago Title Insurance Company (the "Mortgage Policies"), in amounts not less
                                        -----------------
          than the respective amounts designated in Schedule 3.19(a) with
                                                    ---------------
          respect to any particular Mortgaged Property, assuring the Agent that each of the Mortgage Instruments creates a valid and enforceable first priority mortgage lien on the applicable Mortgaged Property, free and clear of all defects and encumbrances except Permitted Liens, which Mortgage Policies shall be in form and substance reasonably satisfactory to the Agent and shall provide for affirmative insurance and such reinsurance as the Agent may reasonably request, all of the foregoing in form and substance reasonably satisfactory to the Agent;

               (v) evidence as to (A) whether any Mortgaged Property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a "Flood Hazard Property") and (B)
                                                 ---------------------
          if any Mortgaged Property is a Flood Hazard Property, (1) whether the community in which such Mortgaged Property is located is participating in the National Flood Insurance Program, (2) the applicable Credit Party's written acknowledgment of receipt of written notification from the Agent (a) as to the fact that such Mortgaged Property is a Flood Hazard Property and (b) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (3) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance satisfactory to the Agent and naming the Agent as sole loss payee on behalf of the Lenders;

               (vi) maps or plats of an as-built survey of the sites of the Mortgaged Properties certified to the Agent and the Title Insurance Company in a manner reasonably satisfactory to them, dated a date satisfactory to each of the Agent and the Title Insurance Company by an independent professional licensed land surveyor reasonably satisfactory to each of the Agent and the Title Insurance Company, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1992, and, without limiting the generality of the foregoing, there shall be surveyed and shown on such maps, plats or surveys the following: (A) the locations on such sites of all the buildings, structures and other improvements and the established building setback lines; (B) the lines of streets abutting the sites and width thereof; (C) all access and other easements appurtenant to the sites necessary to use the sites;
          (D) all roadways, paths, driveways, easements, encroachments and overhanging projections and similar encumbrances affecting the site, whether recorded, apparent from a physical inspection of the sites or otherwise known to the surveyor; (E) any encroachments on any adjoining property by the building structures and improvements on the sites; and (F) if the site is described as being on a filed map, a legend relating the survey to said map; and

               (vii) evidence satisfactory to the Agent that each of the Mortgaged Properties, and the uses of the Mortgaged Properties, are in compliance in all material respects with all applicable laws, regulations and ordinances including without limitation health and environmental protection laws, erosion control ordinances, storm drainage control laws, doing business and/or licensing laws, zoning laws (the evidence submitted as to zoning should include the zoning designation made for each of the Mortgaged Properties, the permitted uses of each such Mortgaged Properties under such zoning designation and zoning requirements as to parking, lot size, ingress, egress and building setbacks) and laws regarding access and facilities for disabled persons including, but not limited to, the federal Architectural Barriers Act, the Fair Housing Amendments Act of 1988, the Rehabilitation Act of 1973 and the Americans with Disabilities Act of 1990.

          (f)  Liability and Casualty Insurance. The Agent shall have received
               --------------------------------
     copies of insurance policies or certificates of insurance evidencing liability and casualty insurance meeting the requirements set forth herein or in the Security Documents. The Agent shall be named as loss payee and additional insured on all such insurance policies for the benefit of the Lenders.

          (g)  Fees. The Agent shall have received all fees, if any, owing
               ----
     pursuant to the Fee Letter and Section 2.5.

          (h)  Litigation.  There shall not exist any pending litigation or
               ----------
     investigation affecting or relating to this Agreement and the other Credit Documents or the Acquisition that in the reasonable judgment of the Agent could materially adversely affect this Agreement and the other Credit Documents or the Acquisition, that has not been settled, dismissed, vacated, discharged or terminated prior to the Closing Date.

          (i)  Solvency Evidence.  The Agent shall have received an officer's
               -----------------
     certificate for each Credit Party prepared by the chief financial officer of each such Credit Party as to the financial condition, solvency and related matters of each such Credit Party, in each case after giving effect to the Acquisition and the initial borrowings under the Credit Documents, in substantially the form of Schedule 4.1(i-A) hereto.
                                  -----------------

          (j)  Account Designation Letter. The Agent shall have received the
               ---------------
     executed Account Designation Letter in the form of Schedule 1.1(a) hereto.

          (k)  Acquisition Documents.  The Acquisition Documents shall have been
               ---------------------
     completed to the satisfaction of the Agent, the Acquisition shall have been consummated substantially in accordance with the terms of the Acquisition Documents. The Borrower shall distribute up to (but not more than) $250,000,000 from the proceeds of the Loans to the LLC Members in connection with the consummation of the Acquisition. The Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of each Acquisition Agreement as originally executed and delivered, together with all exhibits and schedules thereto.

          (l)  Corporate Structure. The corporate capital and ownership
               -------------------
     structure of the Borrower and its Subsidiaries shall be as described in
     Schedule 3.12.

          (m)  Subordinated Debt. The Borrower shall have received gross
               -----------------
     proceeds from the issuance of the Subordinated Debt in an aggregate principal amount of not less than $150,000,000. The terms and conditions governing the Subordinated Debt shall be acceptable to the Agent and the Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of the Subordinated Debt Documentation as originally executed and delivered, together with all exhibits and schedules thereto.

          (n)  Government Consent. The Agent shall have received evidence that
               ------------------
     all governmental, shareholder and material third party consents and approvals necessary in connection with the Acquisition and the related financings and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on the Acquisition or such other transactions or that could seek or threaten any of the foregoing.

          (o)  Compliance with Laws. The Acquisition and the related financings
               --------------------
     and other transactions contemplated hereby shall be in compliance with all applicable laws and regulations (including all applicable securities and banking laws, rules and regulations).

          (p)  Bankruptcy. There shall be no bankruptcy or insolvency
               ----------
     proceedings with respect to Borrower or any of its Subsidiaries or the Acquired Business or any pending injunction with respect to the Acquisition.

          (q)  Financial Statements. The Administrative Agent shall have
               --------------------
     received copies of the financial statements referred to in Section 3.1 hereof, each in form and substance satisfactory to it.

          (r)  Governance of the Borrower and Related Matters. All matters
               ----------------------------------------------
     relating to the relationship between Owens Corning and GHC and between the LLC Members, including, without limitation, matters of ownership, capital structure and voting control, shall be satisfactory to the Administrative Agent. The Agent shall have received a copy, certified by an officer of the Borrower as true and complete, of each of the Joint Venture Contracts as originally executed and delivered, together with all exhibits and schedules thereto, and each third-party consent required or necessary in connection with the assignment of any of the Joint Venture Contracts to the Borrower.

          (s)  Transition Services Agreement. The Borrower and Owens Corning
               -----------------------------
     shall have entered into a transition services agreement dated as of the date hereof providing for the orderly transition of the Acquired Business in connection with the transfer thereof from Owens Corning to the Borrower, which shall be in form and substance satisfactory to the Agent.

          (t)  Waiver Letter. Owens Corning shall have agreed in writing to
               -------------
     waive any right it may have to preclude a merger or sale of the Acquired Business upon the occurrence of an Event of Default and the acceleration of the Loans and termination of the Commitments pursuant to Section 7. Such waiver letter shall be satisfactory to the Agent.

          (u)  Environmental Reports. The Agent shall have received satisfactory
               ---------------------
     environmental reports, including Phase I and Phase II reports, as applicable, of a recent date relating to the Mortgaged Properties addressed to the Agent and the Lenders or accompanied by a satisfactory reliance letter from the environmental consultant that prepared such reports.

          (v)  Projections. The Agent shall have received the seven year
               -----------
     financial and operational projections for the Borrower and its Subsidiaries for the fiscal years 1998 through 2005, together with a detailed explanation of all management assumptions contained therein, which projections shall be in form and substance satisfactory to the Agent.

          (w)  Year 2000 Plan. The Agent shall have received the Borrower's plan
               --------------
     for becoming Year 2000 Compliant, which plan shall be in form and substance satisfactory to the Agent.

          (x)  Additional Matters.  All other documents and legal matters in
               ------------------
     connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Agent and its counsel.

     SECTION 4.2  CONDITIONS TO ALL EXTENSIONS OF CREDIT.
                  --------------------------------------

     The obligation of each Lender to make any Extension of Credit hereunder is subject to the satisfaction of the following conditions precedent on the date of making such Extension of Credit:

          (a)  Representations and Warranties. The representations and
               ------------------------------
     warranties made by the Credit Parties herein, in the Security Documents or which are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those which expressly relate to an earlier date).

          (b)  No Default or Event of Default. No Default or Event of Default
               ------------------------------
     shall have occurred and be continuing on such date or after giving effect to the Extension of Credit to be made on such date unless such Default or Event of Default shall have been waived in accordance with this Agreement.

          (c)  Compliance with Commitments. Immediately after giving effect to
               ---------------------------
     the making of any such Extension of Credit (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall
                                 ----                 ----
     not exceed the aggregate Revolving Committed Amount then in effect, (ii) the LOC Obligations shall not exceed the LOC Committed Amount and (iii) the Swingline Loans shall not exceed the Swingline Commitment.

          (d)  Additional Conditions to Revolving Loans. If such Loan is made
               ----------------------------------------
     pursuant to Section 2.1, all conditions set forth in such Section shall have been satisfied.

          (e)  Additional Conditions to Term Loans. If such Loan is made
               -----------------------------------
     pursuant to Section 2.2A or 2.2B, all conditions set forth in such Section shall have been satisfied.

          (f)  Additional Conditions to Swingline Loan. If such Loan is made
               ---------------------------------------
     pursuant to Section 2.3, all conditions set forth in such Section shall have been satisfied.

          (g)  Additional Conditions to Letters of Credit.  If such Extension of
               ------------------------------------------
     Credit is made pursuant to Section 2.4, all conditions set fort in such Section shall have been satisfied.

     Each request for an Extension of Credit and each acceptance by the Borrower of any such Extension of Credit shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in paragraphs (a) through (g) of this Section have been satisfied.


                                   ARTICLE V

                             AFFIRMATIVE COVENANTS

     The Borrower hereby covenants and agrees that on the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Agent or any Lender hereunder, are paid in full, the Borrower shall, and shall cause each of its Subsidiaries (other than in the case of Sections 5.1, 5.2 or 5.7 hereof), to:

     SECTION 5.1  FINANCIAL STATEMENTS.
                  --------------------

     Furnish to the Agent and each of the Lenders:

          (a)  Annual Financial Statements. As soon as available, but in any
               ---------------------------
     event within ninety (90) days after the end of each fiscal year of the Borrower a copy of the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such year, audited by a firm of independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Lenders, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification indicating that the scope of the audit was inadequate to permit such independent certified public accountants to certify such financial statements without such qualification (with respect to financial statements for fiscal year 1998, it is understood and acknowledged that fiscal year 1998 consists of the three months ended December 31, 1998);

          (b)  Quarterly Financial Statements. As soon as available and in any
               ------------------------------
     event within forty-five (45) days after the end of each of the first three fiscal quarters of the Borrower, a company-prepared consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such period and related company-prepared statements of income and retained earnings and of cash flows for the Borrower and its consolidated Subsidiaries for such quarterly period and for the portion of the fiscal year ending with such period, in each case setting forth in comparative form consolidated figures for the corresponding period or periods of the preceding fiscal year (subject to normal recurring year-end audit adjustments); and

          (c)  Annual Budget Plan. As soon as available, but in any event no
               ------------------
     later than December 15th of each fiscal year, a copy of the detailed annual budget or plan of the Borrower for the next fiscal year, in form and detail reasonably acceptable to the Agent and the Required Lenders, together with a summary of the material assumptions made in the preparation of such annual budget or plan;

all such financial statements to be complete and correct in all material respects (subject, in the case of interim statements, to normal recurring year-end audit adjustments) and to be prepared in reasonable detail and, in the case of the annual and quarterly financial statements provided in accordance with subsections (a) and (b) above, in accordance with GAAP applied consistently throughout the periods reflected therein and further accompanied by a description of, and an estimation of the effect on the financial statements on account of, a change, if any, in the application of accounting principles as provided in Section 1.3.

     SECTION 5.2    CERTIFICATES; OTHER INFORMATION.
                    -------------------------------

     Furnish to the Agent and each of the Lenders:

          (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a) above, a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in Sections 5.1(a) and 5.1(b) above, a certificate of a Responsible Officer stating that, to the best of such Responsible Officer's knowledge, each of the Credit Parties during such period observed or performed in all material respects all of its covenants and other agreements, and satisfied in all material respects every condition, contained in this Agreement to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and such certificate shall include the calculations in reasonable detail required to indicate compliance with Section 5.9;

          (c) within thirty (30) days after the same are sent, copies of all reports (other than those otherwise provided pursuant to Section 5.1 and those which are of a promotional nature) and other financial information which the Borrower sends to its members, and within thirty days after the same are filed, copies of all financial statements and non-confidential reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) within ninety (90) days after the end of each fiscal year of the Borrower, a certificate containing information regarding (i) the calculation of Excess Cash Flow and (ii) the amount of all Asset Dispositions, Debt Issuances, and Equity Issuances that were made during the prior fiscal year and amounts received in connection with any Recovery Event during the prior fiscal year;

          (e) promptly upon receipt thereof, a copy of any other report or "management letter" submitted by independent accountants to the Borrower or any of its Subsidiaries in connection with any annual, interim or special audit of the books of such Person; and

          (f) promptly, such additional financial and other information as the Agent, on behalf of any Lender, may from time to time reasonably request.

     SECTION 5.3    PAYMENT OF OBLIGATIONS.
                    ----------------------

     Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, in accordance with industry practice (subject, where applicable, to specified grace periods) all its obligations of whatever nature and any additional costs that are imposed as a result of any failure to so pay, discharge or otherwise satisfy such obligations, except

(i) when the amount or validity of such obligations and costs is currently being contested in good faith by appropriate proceedings and reserves, if applicable, in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be or (ii) where the failure to pay, discharge or satisfy could not reasonably be expected to have a Material Adverse Effect.

     SECTION 5.4   CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.
                   ------------------------------------------------

     Continue to engage in business of the same general type historically conducted by Owens Corning with respect to the Acquired Business and as now conducted by it on the Closing Date and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law applicable to it except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     SECTION 5.5   MAINTENANCE OF PROPERTY; INSURANCE.
                   ----------------------------------

          (a) Keep all material property useful and necessary in its business in good working order and condition (ordinary wear and tear and obsolescence excepted);

          (b) Maintain with financially sound and reputable insurance companies insurance on all its material property (including without limitation its material tangible Collateral) in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Agent, upon written request, full information as to the insurance carried; provided, however, that the Borrower and its Subsidiaries may maintain self
     --------  -------
     insurance plans to the extent companies of similar size and in similar businesses do so. The Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will give the Agent thirty (30) days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of the Borrower or any of its Subsidiaries or any other Person shall affect the rights of the Agent or the Lenders under such policy or policies. The present insurance coverage of the Borrower and its Subsidiaries is outlined as to carrier, policy number, expiration date, type and amount on Schedule 5.5(b); and
                        ---------------

          (c) In case of any material loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, such Credit Party shall promptly give written notice thereof to the Agent generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral of any Credit Party or any part thereof, after the occurrence and during the continuation of an Event of Default, such Credit Party, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Credit Party's cost and expense, will at the option of the Required Lenders, (i) promptly repair or replace the Collateral of such Credit

     Party so lost, damaged or destroyed or (ii) immediately prepay the Loans with the insurance proceeds received on account thereof in accordance with
     Section 2.7(b)(vi).

     SECTION 5.6   INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.
                   ------------------------------------------------------

     Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its businesses and activities; and permit, during regular business hours and upon reasonable notice by the Agent or any Lender, the Agent or any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records (other than materials protected by the attorney-client privilege and materials which the Borrower may not disclose without violation of a confidentiality obligation binding upon it) at any reasonable time and as often as may reasonably be desired, subject to the rights of tenants in possession of all or a portion of the Mortgaged Properties pursuant to leases or other occupancy agreements permitted hereunder and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

     SECTION 5.7   NOTICES.
                   -------

     Give notice in writing to the Agent (which shall promptly transmit such notice to each Lender) of:

          (a) within five Business Days after the Borrower knows or has reason to know thereof, the occurrence of any Default or Event of Default;

          (b) promptly, any default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

          (c) promptly, any litigation, or any investigation or proceeding known to the Borrower, affecting the Borrower or any of its Subsidiaries which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

          (d) as soon as possible and in any event within thirty (30) days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC (other than a Permitted Lien) or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

          (e) promptly, any other development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto. In the case of any notice of a Default or Event of Default, the Borrower shall specify that such notice is a Default or Event of Default notice on the face thereof.

     SECTION 5.8   ENVIRONMENTAL LAWS.
                   ------------------

          (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect; and

          (c) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the material violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, provided,
                                                                --------
     however, that the Borrower shall be given notice and the opportunity as
     -------
     deemed reasonable under the circumstances to address, correct and, as appropriate, remediate any violations of, noncompliance with or liability under such Environmental Laws before the Agent or any Lender (i) undertakes any action to address such violations, noncompliance or liability or (ii) seeks indemnification for claims, demands, penalties, fines, liabilities, settlements, damages, costs or other expenses arising therefrom or relating thereto; provided, further, that the Borrower shall not be obligated to
              --------  -------
     defend, indemnify, or hold harmless the Agent or any Lender in the event the Agent or any Lender fails to give the Borrower such opportunity as is reasonably necessary under the circumstances to correct or, as appropriate, remediate any of the foregoing or for claims, demands, penalties, fines, liabilities, settlements, damages, costs or other expenses arising out of the voluntary and unnecessary intervention, gross negligence or willful misconduct of the Agent or any

     Lender. The agreements in this paragraph shall survive repayment of the Notes and all other amounts payable hereunder.

     SECTION 5.9    FINANCIAL COVENANTS.
                    -------------------

     Commencing on the day immediately following the Closing Date, the Borrower shall, and shall cause each of its Subsidiaries to, comply with the following financial covenants:

          (a)       Leverage Ratio.  The Leverage Ratio as of the last day of
                    --------------
     each fiscal quarter of the Credit Parties shall be less than or equal to:

      ----------------------------------------------------------------------------------
       Fiscal Year     March 31         June 30         September 30      December 31
      ----------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------
       1998                                                               5.50 to 1.0
      ----------------------------------------------------------------------------------
       1999            5.25 to 1.0      5.25 to 1.0     5.25 to 1.0       5.25 to 1.0
      ----------------------------------------------------------------------------------
       2000            5.00 to 1.0      5.00 to 1.0     5.00 to 1.0       5.00 to 1.0
      ----------------------------------------------------------------------------------
       2001            4.75 to 1.0      4.75 to 1.0     4.75 to 1.0       4.75 to 1.0
      ----------------------------------------------------------------------------------
       2002            4.50 to 1.0      4.50 to 1.0     4.50 to 1.0       4.50 to 1.0
      ----------------------------------------------------------------------------------
       2003            4.00 to 1.0      4.00 to 1.0     4.00 to 1.0       4.00 to 1.0
      ----------------------------------------------------------------------------------
       2004            3.75 to 1.0      3.75 to 1.0     3.75 to 1.0       3.75 to 1.0
      ----------------------------------------------------------------------------------
       thereafter      3.50 to 1.0
      ----------------------------------------------------------------------------------

     provided, that for purposes of calculating the Leverage Ratio for the first
     --------
     three (3) fiscal quarters following the Closing Date, Consolidated EBITDA shall be determined as follows: (i) for the fiscal quarter ending December 31, 1998, Consolidated EBITDA shall be calculated from the FQ1 Financials, the FQ2 Financials, the FQ3 Financials and the annual audited financial statements of the Borrower delivered pursuant to Section 5.1(a)(i), (ii) for the fiscal quarter ending March 31, 1999, Consolidated EBITDA shall equal Consolidated EBITDA of the Borrower and its Subsidiaries for the two
     (2) fiscal quarters then ending plus Consolidated EBITDA of the Acquired
                                     ----
     Business as reported in the FQ2 Financials and the FQ3 Financials, and
     (iii) for the fiscal quarter ending June 30, 1999, Consolidated EBITDA shall equal Consolidated EBITDA of the Borrower and its Subsidiaries for the three (3) fiscal quarters then ending plus Consolidated EBITDA of the
                                               ----
     Acquired Business as reported in the FQ3 Financials.

          (b)       Consolidated Net Worth.  As of the end of any fiscal
                    ----------------------
     quarter, commencing with the fiscal quarter ending December 31, 1998, Consolidated Net Worth of the Borrower and its Subsidiaries shall be greater than or equal to (i) Consolidated Net Worth as of September 30, 1998 less $10,000,000 plus (ii) 50% of cumulative quarterly Consolidated Net Income (less cumulative quarterly Consolidated Cash Tax Payments) commencing on October 1, 1998 (without deduction for any quarterly losses) plus (iii) 75% of the Net Cash Proceeds received by the Borrower or any of its Subsidiaries of any Equity Issuance by the Borrower or any of its Subsidiaries subsequent to the Closing Date.

          (c)       Interest Coverage Ratio. The Interest Coverage Ratio as of
                    -----------------------
     the last day of each fiscal quarter of the Credit Parties shall be greater than or equal to:

       --------------------------------------------------------------------------------------------------
       Fiscal Year                       March 31          June 30        September 30      December 31
       --------------------------------------------------------------------------------------------------
       --------------------------------------------------------------------------------------------------
       1998                                                                                   1.75 to 1.0
       --------------------------------------------------------------------------------------------------
       1999                              2.00 to 1.0       2.00 to 1.0      2.00 to 1.0       2.00 to 1.0
       --------------------------------------------------------------------------------------------------
       2000                              2.15 to 1.0       2.15 to 1.0      2.15 to 1.0       2.15 to 1.0
       --------------------------------------------------------------------------------------------------
       2001                              2.25 to 1.0       2.25 to 1.0      2.25 to 1.0       2.25 to 1.0
       --------------------------------------------------------------------------------------------------
       thereafter                        2.50 to 1.0
       --------------------------------------------------------------------------------------------------

     provided, that for purposes of calculating the Interest Coverage Ratio for
     --------
     the first three (3) fiscal quarters following the Closing Date, Consolidated EBITDA and Consolidated Interest Expense shall be calculated as follows: for the fiscal quarter ending December 31, 1998, Consolidated EBITDA and Consolidated Interest Expense shall equal Consolidated EBITDA and Consolidated Interest Expense, respectively, for such fiscal quarter, for the fiscal quarter ending March 31, 1999, Consolidated EBITDA and Consolidated Interest Expense shall equal Consolidated EBITDA and Consolidated Interest Expense, respectively, for the two (2) fiscal quarters then ending, and for the fiscal quarter ending June 30, 1999, Consolidated EBITDA and Consolidated Interest Expense shall equal Consolidated EBITDA and Consolidated Interest Expense, respectively, for the three (3) fiscal quarters then ending.

          (e)       Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio
                    ---------------------------
     as of the last day of each fiscal quarter of the Credit Parties shall be greater than or equal to 1.05 to 1.0; provided, that for purposes of
                                           --------
     calculating the Fixed Charge Coverage Ratio for the first three (3) fiscal quarters following the Closing Date, Consolidated EBITDA and Consolidated Fixed Charges shall be calculated as follows: for the fiscal quarter ending December 31, 1998, Consolidated EBITDA and Consolidated Fixed Charges shall equal Consolidated EBITDA and Consolidated Fixed Charges, respectively, for such fiscal quarter, for the fiscal quarter ending March 31, 1999, Consolidated EBITDA and Consolidated Fixed Charges shall equal Consolidated EBITDA and Consolidated Fixed Charges, respectively, for the two (2) fiscal quarters then ending, and for the fiscal quarter ending June 30, 1999, Consolidated EBITDA and Consolidated Fixed Charges shall equal Consolidated EBITDA and Consolidated Fixed Charges, respectively, for the three (3) fiscal quarters then ending; and provided, further, that for such first
                                      --------  -------
     three fiscal quarters, (i) Consolidated Scheduled Funded Debt Payments as a component of Consolidated Fixed Charges shall be calculated as follows:
     for the fiscal quarter ending December 31, 1998, Consolidated Scheduled Funded Debt Payments shall be calculated for the next succeeding fiscal quarter, for the fiscal quarter ending March 31, 1999, Consolidated Scheduled Funded Debt Payments shall be calculated for the next succeeding two fiscal quarters and for the fiscal quarter ending June 30, 1999, Consolidated Scheduled Funded Debt Payments shall be calculated for the next succeeding three fiscal quarters and (ii) Capital Expenditures as a component of Consolidated Fixed Charges shall be calculated as follows:
     for the fiscal quarter ending December 31, 1998, Capital Expenditures shall be calculated based on actual Capital Expenditures made (to the extent exceeding $5,000,000) during such fiscal quarter, for the fiscal quarter ending March 31, 1999, Capital Expenditures shall be calculated based on actual Capital Expenditures made (to the extent exceeding $5,000,000) during the two fiscal quarters then ending and for the fiscal quarter ending June 30, 1999, Capital Expenditures shall be calculated based on actual Capital Expenditures made (to the extent exceeding $7,500,000) during the three fiscal quarters then ending.

     SECTION 5.10   ADDITIONAL GUARANTORS.
                    ---------------------

     The Credit Parties will cause each of their Domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a Guarantor hereunder by way of execution of a Joinder Agreement. The guaranty obligations of any such Additional Credit Party shall be secured by, among other things, the Collateral of the Additional Credit Party and a pledge of 100% of the Capital Stock or other equity interest of its Domestic Subsidiaries and 65% of the Capital Stock or other equity interest of its Foreign Subsidiaries to the extent that such pledge is permissible under applicable law, and a pledge by the Borrower or other Credit Party which is the owner of the Capital Stock or other equity interest in such Subsidiary of 100% of the Capital Stock if it is a Domestic Subsidiary and 65% of its Capital Stock or other equity interest if it is a Foreign Subsidiary.

     SECTION 5.11   COMPLIANCE WITH LAW.
                    -------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect.

     SECTION 5.12   PLEDGED ASSETS.
                    --------------

          (a) Each Credit Party will, and will cause each of its Subsidiaries to, cause 51% of the Capital Stock in the Borrower, 100% of the Capital Stock in each other direct or indirect Domestic Subsidiaries of the Borrower and 65% of the Capital Stock in each of the first-tier Foreign Subsidiaries of the Borrower and its Domestic Subsidiaries to be subject at all times to a first priority, perfected Lien in favor of the Agent pursuant to the terms and conditions of the Security Documents or such other security documents as the Agent shall reasonably request.

          (b) If, subsequent to the Closing Date, a Credit Party shall (a) acquire any Intellectual Property, securities, instruments, chattel paper or other personal property required to be delivered to the Agent as Collateral hereunder or under any of the Security Documents or (b) acquire or lease any real property, the Borrower shall promptly (and in any event within twenty (20) Business Days) after any Responsible Officer of a Credit Party acquires knowledge of same notify the Agent of same. Each Credit Party shall, and shall cause each of its Subsidiaries to, take such action at its own expense as requested by the Agent (including, without limitation, any of the actions described in Section 4.1(d) or (e) hereof) to ensure that the Agent has a first priority perfected Lien to secure the Credit Party Obligations in (i) all personal property of the Credit Parties located in the United States, (ii) all real property of the Credit Parties located in the United States and (iii) to the extent deemed to be material by the Agent or the Required Lenders in its or their sole reasonable discretion, all other personal and real property of the Credit Parties, subject in each case only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in the Security Documents.

     SECTION 5.13   INTEREST RATE PROTECTION AGREEMENTS.
                    -----------------------------------

     Until such time as the Subordinated Debt referred to in clause (a) of the definition thereof is refinanced with the Subordinated Debt referred to in clause (b) of the definition thereof, the Borrower shall cause at least 50% of all Indebtedness arising under this Agreement outstanding on the Closing Date to be hedged at fixed rates pursuant to Hedging Agreements with a counterparty reasonably acceptable to the Agent within 90 days following the Closing Date. Thereafter, the Borrower shall cause at least 50% of all Consolidated Funded Indebtedness to be hedged at fixed rates pursuant to Hedging Agreements with a counterparty reasonably acceptable to the Agent; for purposes of this sentence, the Subordinated Debt shall be deemed to be hedged to the extent it bears a fixed rate of interest.

     SECTION 5.14   YEAR 2000 COMPLIANCE.
                    --------------------

     The Credit Parties will promptly notify the Agent in the event any Credit Party discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.


                                  ARTICLE VI

                              NEGATIVE COVENANTS

     On the Closing Date, and thereafter for so long as this Agreement is in effect and until the Commitments have terminated, no Note remains outstanding and unpaid and the Credit Party Obligations, together with interest, Commitment Fees and all other amounts owing to the Agent or any Lender hereunder, are paid in full:

     SECTION 6.1    INDEBTEDNESS.
                    ------------

     The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness arising or existing under this Agreement and the other Credit Documents, the Subordinated Debt and the Keep-Well Agreement;

          (b) Indebtedness existing as of the Closing Date as referenced in the financial statements referenced in Section 3.1 (and set out more specifically in Schedule 6.1(b)) hereto and renewals, refinancings or
                     ---------------
     extensions thereof in a
     principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension (plus any interest and fees that have accrued on such principal amount being refinanced);

          (c) Indebtedness incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total amount of all such Indebtedness shall not exceed $10,000,000 at any time outstanding;

          (d) Unsecured intercompany Indebtedness among the Borrower and its Subsidiaries, provided that any such Indebtedness shall be fully
                       --------
     subordinated to the Credit Party Obligations hereunder on terms reasonably satisfactory to the Agent;

          (e) Indebtedness and obligations owing under Hedging Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

          (f) Indebtedness and obligations of Credit Parties owing under documentary letters of credit for the purchase of goods or other merchandise (but not under standby, direct pay or other letters of credit except for the Letters of Credit hereunder) generally;

          (g) Indebtedness of a Subsidiary of the Borrower, which Subsidiary was acquired after the Closing Date and which Indebtedness was in existence at the time of acquisition by the Borrower of such Subsidiary, and not incurred in contemplation of such acquisition, so long as such Indebtedness is non-recourse debt (except with respect to such Subsidiary and its Subsidiaries);

          (h) Indebtedness of the Borrower in the form of holdback notes or deferred purchase price in connection with an acquisition;

          (i) obligations in respect of performance bonds and completion guarantees provided by the Borrower or any Subsidiary of the Borrower in the ordinary course of business not to exceed $500,000 in the aggregate at any time;

          (j) local lines of credit in favor of Foreign Subsidiaries secured by Letters of Credit in an aggregate principal amount not to exceed $25,000,000 at any time, and when aggregated with investments described in clause (vii) of the definition of "Permitted Investments" and Indebtedness of the type described in clause (k) below, not exceed $30,000,000 in the aggregate at any time;

          (k) local lines of credit in favor of Foreign Subsidiaries in an aggregate principal amount not to exceed $5,000,000 at any time, and when aggregated with investments described in clause (vii) of the definition of "Permitted Investments" and Indebtedness of the type described in clause
     (j) above, not exceed $30,000,000 in the aggregate at any time;

          (l)       Guaranty Obligations permitted by Section 6.3; and

          (m) other unsecured Indebtedness of Credit Parties which (together with Indebtedness permitted pursuant to clauses (g) and (h) above) does not exceed $10,000,000 in the aggregate at any time outstanding.

     SECTION 6.2    LIENS.
                    -----

     The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Lien with respect to any of its property or assets of any kind (whether real or personal, tangible or intangible), whether now owned or hereafter acquired, except for Permitted Liens.

     SECTION 6.3    GUARANTY OBLIGATIONS.
                    --------------------

     The Borrower will not, nor will it permit any Subsidiary to, enter into or otherwise become or be liable in respect of any Guaranty Obligations (excluding specifically therefrom endorsements in the ordinary course of business of negotiable instruments for deposit or collection) other than (i) those in favor of the Lenders in connection herewith, (ii) Guaranty Obligations by the Borrower or its Subsidiaries of Indebtedness and other obligations referred to in and permitted under Section 6.1 and (iii) Guaranty Obligations of other obligations not constituting Indebtedness including real property leases and other contracts entered into in the ordinary course of business.

     SECTION 6.4    NATURE OF BUSINESS.
                    ------------------

     The Borrower will not, nor will it permit any Subsidiary to engage in any business other than a Permitted Business.

     SECTION 6.5    CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS, ETC.
                    ------------------------------------------------------

     The Borrower will not, nor will it permit any Subsidiary to,

          (a) dissolve, liquidate or wind up its affairs, sell, transfer, lease or otherwise dispose of its property or assets or agree to do so at a future time except the following, without duplication, shall be expressly permitted:

                    (i)  Specified Sales;

                    (ii) the sale, transfer, lease or other disposition of property or assets (a) to an unrelated party not in the ordinary course of business (other than Specified Sales), where and to the extent that they are the result of a Recovery Event or (b) the sale, lease, transfer or other disposition of machinery, parts and equipment, no longer used or useful in the conduct of the business of the Borrower or any of its Subsidiaries, as appropriate, in its reasonable discretion;

                    (iii) the sale, lease or transfer of property or assets (at fair value) between and among Credit Parties; and

                    (iv) transfers of Property to Foreign Subsidiaries so long as (A) such transfers, together with investments in such Foreign Subsidiaries permitted hereunder do not exceed $30,000,000 in the aggregate (such transferred Property to be valued at the greater of book value of fair market value) and (B) the Borrower shall have provided the Agent with a list of the Property then being transferred and the related values of such Property; and

                    (v) the sale, lease or transfer of property or assets (including sale leaseback transactions not prohibited by Section 6.13) not to exceed $10,000,000 in the aggregate in any fiscal year;

     provided, that in each case (except for clause (iii) above) at least 75%
     --------
     of the consideration received therefor by the Borrower or any such Subsidiary is in the form of cash or Cash Equivalents; or

          (b) purchase, lease or otherwise acquire (in a single transaction or a series of related transactions) the property or assets of any Person (other than purchases or other acquisitions of inventory, leases, materials, property and equipment in the ordinary course of business and other Capital Expenditures permitted hereunder, except as otherwise limited or prohibited herein and other than as permitted pursuant to Section 2.7(b)(vi) and Section 6.7), or enter into any transaction of merger or consolidation, except for (i) investments or acquisitions permitted pursuant to Section 6.6 and 6.7, (ii) the Acquisition, and (iii) the merger or consolidation of a Credit Party with and into another Credit Party, provided that if the Borrower is a party thereto, the Borrower will
            --------
     be the surviving corporation.

     SECTION 6.6    ADVANCES, INVESTMENTS AND LOANS.
                    -------------------------------

     The Borrower will not, nor will it permit any Subsidiary to, lend money or extend credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person except for Permitted Investments.

     Except (a) as permitted in subsection (iv) of the definition of Permitted Investments, (b) for the Joint Venture Contracts and (c) as permitted otherwise to an extent not judged material by the Required Lenders in their discretion, the Borrower will not, nor will it permit any Subsidiary to, enter into any transaction or series of transactions, whether or not in the ordinary course of business, with any officer, director, shareholder or Affiliate other than on terms and conditions substantially as favorable to the Borrower and its Subsidiaries as would be obtainable in a comparable arm's-length transaction with a Person other than an officer, director, shareholder or Affiliate.

     SECTION 6.7    OWNERSHIP OF SUBSIDIARIES; RESTRICTIONS.
                    ---------------------------------------

     The Borrower will not, nor will it permit any Subsidiary to, create, form or acquire any Subsidiaries, except for Domestic Subsidiaries which are joined as Additional Credit Parties in accordance with the terms hereof and except for Foreign Subsidiaries, the total aggregate investments in which shall not exceed $30,000,000 at any time so long as at least 65% of the Capital Stock of such Foreign Subsidiaries is pledged under the Credit Documents. The Borrower will not sell, transfer, pledge or otherwise dispose of any Capital Stock or other equity interests in any of its Subsidiaries, nor will it permit any of its Subsidiaries to issue, sell, transfer, pledge or otherwise dispose of any of their Capital Stock or other equity interests, except in a transaction permitted by Sections 6.5 or 6.6.

     SECTION 6.8    FISCAL YEAR; ORGANIZATIONAL DOCUMENTS; MATERIAL CONTRACTS.
                    ---------------------------------------------------------

     The Borrower will not, nor will it permit any of its Subsidiaries to, change its fiscal year. The Borrower will not, nor will it permit any Subsidiary to, amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) in any way which could reasonably be expected to have a Material Adverse Effect without the prior written consent of the Required Lenders. The Borrower will not, nor will it permit any of its Subsidiaries to, without the prior written consent of the Agent, amend, modify, waive any default of or breach under, cancel or terminate or fail to renew or extend or permit the amendment, modification, waiver of any default of or breach under, cancellation or termination of any of the Material Contracts, except in the event that such amendments, modifications, waivers, cancellations or terminations could not reasonably be expected to have a Material Adverse Effect. The Borrower further agrees that it will not amend, modify, waive any default of or breach under, or prior to December 31, 2001, cancel or terminate the Keep-Well Agreement without the prior written consent of the Agent.

     SECTION 6.9    LIMITATION ON RESTRICTED ACTIONS.
                    --------------------------------

     The Borrower will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions to any Credit Party on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits,
(b) pay any Indebtedness or other obligation owed to any Credit Party, (c) make loans or advances to any Credit Party, (d) sell, lease or transfer any of its properties or assets to any Credit Party, or (e) act as a Guarantor and pledge its assets pursuant to the Credit Documents or any renewals, refinancings, exchanges, refundings or extension thereof, except (in respect of any of the matters referred to in clauses (a)-(d) above) for such encumbrances or restrictions existing under or by reason of (i) this Agreement and the other Credit Documents, (ii) the Subordinated

Debt, (iii) applicable law, (iv) any document or instrument governing Indebtedness incurred pursuant to Sections 6.1(c), (g) and (h), provided that in
                                                                --------
the case of Section 6.1(c), any such restriction contained therein relates only to the asset or assets constructed or acquired in connection therewith or (v) any Permitted Lien or any document or instrument governing any Permitted Lien, provided that any such restriction contained therein relates only to the asset
--------
or assets subject to such Permitted Lien.

     SECTION 6.10   RESTRICTED PAYMENTS.
                    -------------------

     The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to any Credit Party (directly or indirectly through Subsidiaries), (c) as permitted by Section 6.12, (d) to make distributions in cash to each LLC Member within 75 days after the end of each taxable year of the Borrower in an amount equal to the greater of (i) the product of (A) the sum of (x) the maximum federal corporate income tax rate in effect during such taxable year and (y) six percent and (B) the sum of the items of ordinary income and expense and net capital gain allocated to such LLC Member for such taxable year (taking into account any items specially allocated to such LLC Member resulting from adjustments under Section 743 of the Code) and (ii) actual income taxes then being assessed against such LLC Member on items of ordinary income and expense and net capital gain allocated to such LLC Member so long as, in each case, immediately both before and after giving effect to such payments no Event of Default shall then exist and (e) to make distributions to Jefferson with respect to the purchase price under the LLC Purchase Agreement for net asset value not to exceed $2.5 million.

     SECTION 6.11   PREPAYMENTS OF INDEBTEDNESS, ETC.
                    ---------------------------------

     The Borrower will not, nor will it permit any Subsidiary to, (a) after the issuance thereof, amend or modify (or permit the amendment or modification of) any of the terms of any Indebtedness (which by its terms is expressly subordinated to the Indebtedness hereunder) if such amendment or modification would add or change any terms in a manner adverse to the issuer of such Indebtedness, or shorten the final maturity or average life to maturity or require any payment to be made sooner than originally scheduled or increase the interest rate applicable thereto or change any subordination provision thereof or (b) make (or give any notice with respect thereto) any voluntary or optional payment or prepayment, redemption, acquisition for value or defeasance of (including without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), refund, refinance or exchange of any Subordinated Debt; provided, however, that
                                                        --------  -------
(i) the Borrower may prepay the Subordinated Debt with up to 50% of the proceeds of any public offering of the Borrower's Capital Stock if after giving effect thereto on a Pro Forma Basis the Leverage Ratio for the four fiscal quarters ending on the last day of the most recent fiscal quarter end shall be less than
3.5 to 1.0 and (ii) the Borrower may refinance the Subordinated Debt (including any interest and fees accrued thereon) on terms and conditions at least as favorable to the Lenders as then existing so long as the refinancing Indebtedness is subordinated to the same or greater extent as the Subordinated Debt with an applicable interest rate not to exceed 13%, has a weighted average life to maturity equal to or greater than the Subordinated Debt and requires no amortization of principal prior to the tenth anniversary of the Closing Date; provided, however, the Borrower may
                                       --------  -------
refinance the Bridge Notes by issuing Exchange Notes (as defined in the Senior Subordinated Credit Agreement) in accordance with the Senior Subordinated Credit Agreement.

     SECTION 6.12   SALE LEASEBACKS.
                    ---------------

     The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, become or remain liable as lessee or as guarantor or other surety with respect to any lease, whether an operating lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Borrower or any Subsidiary has sold or transferred or is to sell or transfer to a Person which is not the Borrower or any Subsidiary or
(b) which the Borrower or any Subsidiary intends to use for substantially the same purpose as any other property which has been sold or is to be sold or transferred by the Borrower or any Subsidiary to another Person which is not the Borrower or any Subsidiary in connection with such lease unless the Net Cash Proceeds of such transactions are applied in accordance with the provisions of
Section 2.7(b)(iii).

     SECTION 6.13   NO FURTHER NEGATIVE PLEDGES.
                    ---------------------------

     The Borrower will not, nor will it permit any Subsidiary to, enter into, assume or become subject to any agreement prohibiting or otherwise restricting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired, or requiring the grant of any security for such obligation if security is given for some other obligation, unless such agreement permits that the obligations of the Credit Parties hereunder may be secured to the extent contemplated by this Agreement and the other Credit Documents.


                                  ARTICLE VII

                               EVENTS OF DEFAULT

     SECTION 7.1    EVENTS OF DEFAULT.
                    -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

          (a) The Borrower shall fail to pay any principal on any Note when due in accordance with the terms thereof or hereof; or the Borrower shall fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Note or any fee or other amount payable hereunder when due in accordance with the terms thereof or hereof and such failure shall continue unremedied for five (5) calendar days (or any Guarantor shall fail to pay on the Guaranty in respect of any of the foregoing or in respect of any other Guaranty Obligations thereunder); or

          (b) Any representation or warranty made or deemed made herein, in the Security Documents or in any of the other Credit Documents or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

          (c) (i) Any Credit Party shall fail to perform, comply with or observe any term, covenant or agreement applicable to it contained in Section 5.7(a), Section 5.9 or Article VI hereof ; or (ii) any Credit Party shall fail to comply with any other covenant, contained in this Credit Agreement or the other Credit Documents or any other agreement, document or instrument among any Credit Party, the Agent and the Lenders or executed by any Credit Party in favor of the Agent or the Lenders (other than as described in Sections 7.1(a) or 7.1(c)(i) above), and in the event such breach or failure to comply is capable of cure, is not cured within thirty
     (30) days of its occurrence; or

          (d) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on (A) the Subordinated Debt or (B) any Indebtedness (other than the Notes or the Subordinated Debt) in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and any of its Subsidiaries beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) default in the observance or performance of any other agreement or condition relating to (A) the Subordinated Debt or (B) any Indebtedness (other than the Notes or the Subordinated Debt) in a principal amount outstanding of at least $5,000,000 in the aggregate for the Borrower and its Subsidiaries or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

          (e) (i) The Borrower, any of its Subsidiaries or GHC Sub shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking (x) to have an order for relief entered with respect to it or (y) to adjudicate it a bankrupt or insolvent or (z) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any Subsidiary shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any Subsidiary any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any Subsidiary shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any Subsidiary shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (f) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (to the extent not paid when due or covered by insurance) of $7,500,000 or more and all such judgments or decrees shall not have been paid and satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan (other than a Permitted Lien) shall arise on the assets of the Borrower or any Commonly Controlled Entity,
     (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a Trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, any Multiemployer Plan or (vi) any other similar event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would reasonably foreseeably have a Material Adverse Effect; or

          (h) Either (A) (i) for the five year period commencing on the Closing Date, either (x) Glass Holdings, GHC Sub or another Subsidiary of Glass Holdings shall fail to own 51% of the Capital Stock of the Borrower or fail to control a majority of the Board of Directors of the Borrower or (y) Owens Corning, Jefferson or a Subsidiary of Owens Corning shall fail to own 49% of the Capital Stock of the Borrower (without giving effect to the issuance, if any, of the 5% Warrants under the Senior Subordinated Credit Agreement for the Bridge Notes), and (ii) after the fifth anniversary of the Closing Date either (x) Owens Corning and Glass Holdings shall fail to own (directly or indirectly), individually or jointly, at least 51% of the Capital Stock of the Borrower or (y) the Non-Compete Agreement shall fail to be in full force and effect or the Non-Compete Term (as defined in the Non-Compete Agreement) shall have ended, (B) a majority of the Board of Directors of the Borrower shall consist of individuals who are not Continuing Directors ("Continuing Director" means, as of any date of
                            -------------------
     determination, (i) an individual who on the date two years prior to such determination date was a member of the Borrower's Board of Directors and
     (ii) any new Director whose nomination for election by the

     Borrower's members was approved by a vote of at least 75% of the Directors then still in office who either were Directors on the date two years prior to such determination date or whose nomination for election was previously so approved); or (C) a "Change of Control" within the meaning of the Subordinated Debt Documentation shall have occurred; or

          (i) The Guaranty or any provision thereof shall cease to be in full force and effect or any Guarantor or any Person acting by or on behalf of any Guarantor shall deny or disaffirm any Guarantor's obligations under the Guaranty; or

          (j) Any other Credit Document shall fail to be in full force and effect or to give the Agent and/or the Lenders the security interests, liens, rights, powers and privileges purported to be created thereby (except as such documents may be terminated or no longer in force and effect in accordance with the terms thereof, other than those indemnities and provisions which by their terms shall survive); or

          (k) There shall occur and be continuing any Event of Default under and as defined in the Subordinated Debt Documentation or any of the Credit Party Obligations for any reason shall cease to be designated as senior indebtedness thereunder.

     SECTION 7.2    ACCELERATION; REMEDIES.
                    ----------------------

     Upon the occurrence of an Event of Default, then, and in any such event,
(a) if such event is an Event of Default specified in Section 7.1(e) above, automatically the Commitments shall immediately terminate and the Loans (with accrued interest thereon), and all other amounts under the Credit Documents (including without limitation the maximum amount of all contingent liabilities under Letters of Credit) shall immediately become due and payable, and (b) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the written consent of the Required Lenders, the Agent may, or upon the written request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the written consent of the Required Lenders, the Agent may, or upon the written request of the Required Lenders, the Agent shall, by notice of default to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Notes to be due and payable forthwith and direct the Borrower to pay to the Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 7.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                 ARTICLE VIII

                                   THE AGENT

     SECTION 8.1  APPOINTMENT.
                  -----------

     Each Lender hereby irrevocably designates and appoints First Union National Bank as the Agent of such Lender under this Agreement, and each such Lender irrevocably authorizes First Union National Bank, as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

     SECTION 8.2  DELEGATION OF DUTIES.
                  --------------------

     The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. Without limiting the foregoing, the Agent may appoint one of its affiliates as its agent to perform the functions of the Agent hereunder relating to the advancing of funds to the Borrower and distribution of funds to the Lenders and to perform such other related functions of the Agent hereunder as are reasonably incidental to such functions.

     SECTION 8.3  EXCULPATORY PROVISIONS.
                  ----------------------

     Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Credit Documents or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance by the Borrower of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower.

     SECTION 8.4  RELIANCE BY AGENT.
                  -----------------

     The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless (a) a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent and (b) the Agent shall have received the written agreement of such assignee to be bound hereby as fully and to the same extent as if such assignee were an original Lender party hereto, in each case in form satisfactory to the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Credit Documents in accordance with a request of the Required Lenders or all of the Lenders, as may be required under this Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 8.5  NOTICE OF DEFAULT.
                  -----------------

     The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided, however, that unless and until the Agent
                         --------  -------
shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders except to the extent that this Credit Agreement expressly requires that such action be taken, or not taken, only with the consent or upon the authorization of the Required Lenders, or all of the Lenders, as the case may be.

     SECTION 8.6  NON-RELIANCE ON AGENT AND OTHER LENDERS.
                  ---------------------------------------

     Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     SECTION 8.7   INDEMNIFICATION.
                   ---------------

     The Lenders agree to indemnify the Agent in its capacity hereunder (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of any Credit Document or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however,
                                                            --------  -------
that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the Agent's gross negligence or willful misconduct, as determined by a court of competent jurisdiction. The agreements in this Section 8.7 shall survive the termination of this Agreement and payment of the Notes and all other amounts payable hereunder.

     SECTION 8.8   AGENT IN ITS INDIVIDUAL CAPACITY.
                   --------------------------------

     The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder. With respect to its Loans made or renewed by it and any Note issued to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     SECTION 8.9   SUCCESSOR AGENT.
                   ---------------

     The Agent may resign as Agent upon 30 days' prior notice to the Borrower and the Lenders. If the Agent shall resign as Agent under this Agreement and the Notes, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, the provisions of this Section 8.9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

                                  ARTICLE IX

                                 MISCELLANEOUS

     SECTION 9.1  AMENDMENTS, WAIVERS AND RELEASE OF COLLATERAL.
                  ---------------------------------------------

     Neither this Agreement, nor any of the Notes, nor any of the other Credit Documents, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in accordance with the provisions of this Section nor may be released except as specifically provided herein or in the Security Documents or in accordance with the provisions of this Section 9.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the other Credit Documents for the purpose of adding any provisions to this Agreement or the other Credit Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders may specify in such instrument, any of the requirements of this Agreement or the other Credit Documents or any Default or Event of Default and its consequences or (c) release collateral in accordance with the terms hereof or of any Security Document or on such other terms and conditions as the Required Lenders may agree; provided, however, that no such waiver and no such amendment, waiver,
       --------  -------
supplement, modification or release shall:

               (i) reduce the amount or extend the scheduled date of maturity of any Loan or Note or any installment thereon, or reduce the stated rate of any interest or fee payable hereunder (other than interest at the Default Rate) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby, or

               (ii) amend, modify or waive any provision of this Section 9.1 or reduce the percentage specified in the definition of Required Lenders, without the written consent of all the Lenders, or

               (iii) amend, modify or waive any provision of Article VIII without the written consent of the then Agent, or

               (iv) release any of the Guarantors from their obligations under the Guaranty, without the written consent of all of the Lenders, or

               (v) release all or substantially all of the collateral, without the written consent of all of the Lenders, or

               (vi) without the consent of Lenders holding in the aggregate more than 50% of the outstanding Tranche A Term Loans and more than 50% of the outstanding Tranche B Term Loans, extend the time for or the amount or the manner of application of proceeds of any mandatory prepayment required by Section 2.7(b)(ii), (iii), (iv), (v) or (vi) hereof, or

               (vii) amend, modify or waive the Lender approval requirements of any provision of the Credit Documents which at such time requires the consent, approval or request of the Required Lenders or all Lenders, as the case may be, without the written consent of all of the Lenders and, provided, further, that no amendment, waiver or consent affecting
               --------  -------
          the rights or duties of the Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Agent and/or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action.

     Any such waiver, any such amendment, supplement or modification and any such release shall apply equally to each of the Lenders and shall be binding upon the Borrower, the other Credit Parties, the Lenders, the Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the other Credit Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the outstanding Loans and Notes and other Credit Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

     Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of Article VIII (other than the provisions of Section 8.9); provided,
                                                                       --------
however, that the Agent will provide written notice to the Borrower of any such
-------
amendment, modification or waiver. In addition, the Borrower and the Lenders hereby authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing Schedule 2.1(a) from time to time in the manner
                          ---------------
requested by the Borrower, the Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; provided,
                                                                 --------
however, that the Agent shall promptly deliver a copy of any such modification
-------
to the Borrower and each Lender.

     Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

     SECTION 9.2    NOTICES.
                    -------

     Except as otherwise provided in Article II, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) when delivered by hand, (b) when transmitted via telecopy (or other facsimile device) to the number set out herein, (c) the day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, addressed as follows in the case of the Borrower, the other Credit Parties and the Agent, and as set forth on Schedule 9.2 in the case of the Lenders, or to such other address as may be
   ------------
hereafter notified by the respective parties hereto and any future holders of the Notes:

     The Borrower        Advanced Glassfiber Yarns LLC
     and the other       2556 Wagener Road
     Credit Parties:     Aiken, South Carolina  29801
                         Attention: Robert B. Fisher, President
                         Telecopier: (803) 643-1190
                         Telephone:  (803) 648-8351

                         with a copy to:

                         Owens Corning World Headquarters
                         One Owens Corning Parkway
                         Toledo, Ohio  43659
                         Telecopier:  (419) 248-1723
                         Telephone:  (419) 248-8000

                         BGF Industries, Inc.
                         3802 Robert Porcher Way
                         Greensboro, North Carolina 27410
                         Telecopier:  (336) 545-7715
                         Telephone:  (336) 545-0011

     The Agent:          First Union National Bank
                         One First Union Center, TW10
                         Charlotte, North Carolina  28288-0608
                         Attention: Syndication Agency Services
                         Telecopier: (704) 383-0288
                         Telephone:  (704) 374-2698
                         with a copy to:

                         First Union National Bank
                         One First Union Center, DC-5
                         Charlotte, North Carolina  28288-0737
                         Attention:  Roger Pelz
                                     Senior Vice President
                         Telecopier: (704) 374-4793
                         Telephone:  (704) 374-6060

     SECTION 9.3   NO WAIVER; CUMULATIVE REMEDIES.
                   ------------------------------

     No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     SECTION 9.4   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.
                   ------------------------------------------

     All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans, provided that all such representations and warranties shall
                     --------
terminate on the date upon which the Commitments have been terminated and all amounts owing hereunder and under any Notes have been paid in full.

     SECTION 9.5   PAYMENT OF EXPENSES AND TAXES.
                   -----------------------------

     The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation, printing and execution of, and any amendment, supplement or modification to, this Agreement and the other Credit Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, together with the reasonable fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agent and to the Lenders (including reasonable allocated costs of in-house legal counsel), and (c) on demand, to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent and their Affiliates harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Documents and any such other documents and the use, or proposed use, of proceeds of the Loans (all of the foregoing, collectively, the "indemnified
                                                                -----------
liabilities"); provided, however, that the Borrower shall not have any
-----------    --------  -------
obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from the gross negligence or willful misconduct of the Agent or any such Lender, as determined by a court of competent jurisdiction. The agreements in this Section 9.5 shall survive repayment of the Loans, Notes and all other amounts payable hereunder.

     SECTION 9.6      SUCCESSORS AND ASSIGNS; PARTICIPATIONS; PURCHASING
                      --------------------------------------------------
LENDERS.
-------

          (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement or the other Credit Documents without the prior written consent of each Lender.

          (b) Any Lender may, in the ordinary course of its lending business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan owing
                      ------------
     to such Lender, any Note held by such Lender, any Commitment of such Lender, or any other interest of such Lender hereunder. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. No Lender shall transfer or grant any participation under which the Participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the scheduled maturity of any Loan or Note or any installment thereon in which such Participant is participating, or reduce the stated rate or extend the time of payment of interest or fees thereon (except in connection with a waiver of interest at the Default
     Rate) or reduce the principal amount thereof, or increase the amount of the Participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without consent of any participant if the Participant's participation is not increased as a result thereof), (ii) release any of the Guarantors from their obligations under the Guaranty, (iii) release all or substantially all of the collateral, or (iv) consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the Participant shall not have any rights under this Agreement or any of the other Credit Documents (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation, provided that each Participant
                                                  --------
     shall be entitled to the benefits of Sections 2.16, 2.17, 2.18 and 9.5 with respect to its participation in the Commitments and the Loans outstanding from time to time; provided, that no Participant shall be entitled to
                        --------
     receive any greater amount pursuant to such Sections than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender may, in the ordinary course of its lending business and in accordance with applicable law, at any time, sell or assign to any Lender or any affiliate thereof or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Lender and with the consent of the Agent and, so long as no Event of Default has occurred and is co ntinuing, the Borrower (in each case, which consent shall not be unreasonably withheld), to one or more additional Eligible Assignees ("Purchasing Lenders"), all or any part of its rights and
                 ------------------
     obligations under this Agreement and the Notes in minimum amounts of $5,000,000 with respect to its Revolving Commitment, its Revolving Loans and its Tranche A Term Loans and $2,500,000 with respect to its Tranche B Term Loans (or, if less, the entire amount of such Lender's obligations), pursuant to a Commitment Transfer Supplement, executed by such Purchasing Lender and such transferor Lender (and, in the case of a Purchasing Lender that is not then a Lender or an affiliate thereof, the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower), and delivered to the Agent for its acceptance and recording in the Register; provided, however, that any sale or assignment to an existing Lender or any
     --------  -------
     affiliate thereof shall not require the consent of the Agent or the Borrower nor shall any such sale or assignment be subject to the minimum assignment amounts specified herein. Upon such execution, delivery, acceptance and recording, from and after the Transfer Effective Date specified in such Commitment Transfer Supplement, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Commitment Transfer Supplement, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the transferor Lender thereunder shall, to the extent provided in such Commitment Transfer Supplement, be released from its obligations under this Agreement (and, in the case of a Commitment Transfer Supplement covering all or the remaining portion of a transferor Lender's rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Such Commitment Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of Commitment Percentages arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the Notes. On or prior to the Transfer Effective Date specified in such Commitment Transfer Supplement, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for the Notes delivered to the Agent pursuant to such Commitment Transfer Supplement new Notes to the order of such Purchasing Lender in an amount equal to the Commitment assumed by it pursuant to such Commitment Transfer Supplement and, unless the transferor Lender has not retained a Commitment hereunder, new Notes to the order of the transferor Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Notes replaced thereby. The Notes surrendered by the transferor Lender shall be returned by the Agent to the Borrower marked "canceled".

          (d) The Agent shall maintain at its address referred to in Section 9.2 a copy of each Commitment Transfer Supplement delivered to it and a register (the "Register") for the recordation of the names and addresses of
                    --------
     the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (e) Upon its receipt of a duly executed Commitment Transfer Supplement, together with payment to the Agent by the transferor Lender or the Purchasing Lender, as agreed between them, of a registration and processing fee of $3,000 for each Purchasing Lender listed in such Commitment Transfer Supplement and the Notes subject to such Commitment Transfer Supplement, the Agent shall (i) accept such Commitment Transfer Supplement, (ii) record the information contained therein in the Register and (iii) give prompt notice of such acceptance and recordation to the Lenders and the Borrower.

          (f) The Borrower authorizes each Lender to disclose to any Participant or Purchasing Lender (each, a "Transferee") and any prospective Transferee
                                    ----------
     any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, in each case subject to Section 9.16.

          (g) At the time of each assignment pursuant to this Section 9.6 to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Borrower and the Agent the appropriate Internal Revenue Service Forms (and, if applicable, a 2.18 Certificate) described in Section 2.18.

          (h) Nothing herein shall prohibit any Lender, without the consent of the Agent or the Borrower, from pledging or assigning any of its rights under this Agreement as collateral security for its obligations, including without limitation, any right to payment of principal and interest under any Note, to (i) any Federal Reserve Bank in accordance with applicable laws or (ii) in the case of any Lender which has made Term Loans hereunder and is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee for the benefit of the applicable trust beneficiaries; provided, however, that in either case, (A) such Lender
                    --------  -------
     shall remain a "Lender" under this Agreement and shall continue to be bound by all the terms and conditions set forth in this Agreement and the other Credit Documents and (B) any assignment to such trustee shall be subject to the provisions of Section 9.6(c).

     SECTION 9.7    ADJUSTMENTS; SET-OFF.
                    --------------------

          (a) Each Lender agrees that if any Lender (a "benefited Lender") shall
                                                        ----------------
     at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7.1(e), or otherwise) in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if
                                                   --------  -------
     all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

          (b) In addition to any rights and remedies of the Lenders provided by law (including, without limitation, other rights of set-off), each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence and continuance of any Event of Default, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of the Borrower to such Lender hereunder and claims of every nature and description of such Lender against the Borrower, in any currency, whether arising hereunder, under the Notes or under any documents contemplated by or referred to herein or therein, as such Lender may elect, whether or not such Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The aforesaid right of set-off may be exercised by such Lender against the Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of the Borrower, or against anyone else claiming through or against the Borrower or any such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Lender prior to the occurrence of any Event of Default. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall
                  --------   -------
     not affect the validity of such set-off and application.

     SECTION 9.8      TABLE OF CONTENTS AND SECTION HEADINGS.
                      --------------------------------------

     The table of contents and the Section and subsection headings herein are intended for convenience only and shall be ignored in construing this Agreement.

     SECTION 9.9      COUNTERPARTS.
                      ------------

     This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

     SECTION 9.10     EFFECTIVENESS.
                      -------------

     This Credit Agreement shall become effective on the date on which all of the parties have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent pursuant to Section 9.2 or, in the
                                                       -----------
case of the Lenders, shall have given to the Agent written, telecopied or telex notice (actually received) at such office that the same has been signed and mailed to it.

     SECTION 9.11     SEVERABILITY.
                      ------------

     Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 9.12     INTEGRATION.
                      -----------

     This Agreement and the Notes represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent, the Borrower or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Notes.

     SECTION 9.13     GOVERNING LAW.
                      -------------

     This Agreement and the Notes and the rights and obligations of the parties under this Agreement and the Notes shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     SECTION 9.14     CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
                      ----------------------------------------------

     All judicial proceedings brought against the Borrower and/or any other Credit Party with respect to this Agreement, any Note or any of the other Credit Documents may be brought in any state or federal court of competent jurisdiction in the State of North Carolina, and, by execution and delivery of this Agreement, each of the Borrower and the other Credit Parties accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the Borrower and the other Credit Parties irrevocably agrees that all service of process in any such proceedings in any such court may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto, such service being hereby acknowledged by the each of the Borrower and the other Credit Parties to be effective and binding service in every respect. Each of the Borrower, the other Credit Parties, the Agent and the Lenders irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of any Lender to bring proceedings against the Borrower or the other Credit Parties in the court of any other jurisdiction.

     SECTION 9.15      ARBITRATION.
                       -----------

          (a) Notwithstanding the provisions of Section 9.14 to the contrary, upon demand of any party hereto, whether made before or within three (3) months after institution of any judicial proceeding, any dispute, claim or controversy arising out of, connected with or relating to this Agreement and other Credit Documents ("Disputes") between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, disputes as to whether a matter is subject to arbitration, claims brought as class actions, claims arising from Credit Documents executed in the future, or claims arising out of or connected with the transaction reflected by this Agreement.

          Arbitration shall be conducted under and governed by the Commercial Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall be concluded within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then no more than a total extension of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be
                                     -- ---
     applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties hereto do not waive applicable Federal or state substantive law except as provided herein. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

          (b) Notwithstanding the preceding binding arbitration provisions, the Agent, the Lenders, the Borrower and the other Credit Parties agree to preserve, without diminution, certain remedies that the Agent on behalf of the Lenders may employ or exercise freely, independently or in connection with an arbitration proceeding or after an arbitration action is brought. The Agent on behalf of the Lenders shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted under Credit Documents or under applicable law or by judicial foreclosure and sale, including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property;
     (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

          (c) The parties hereto agree that they shall not have a remedy of punitive or exemplary damages against the other in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially.

          (d) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in Charlotte, North Carolina and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available.

     SECTION 9.16      CONFIDENTIALITY.
                       ---------------

     The Agent and each of the Lenders agrees that it will use its best efforts not to disclose without the prior consent of the Borrower (other than to its employees, affiliates, auditors or counsel or to another Lender) any information with respect to the Borrower and its Subsidiaries which is furnished pursuant to this Agreement, any other Credit Document or any documents contemplated by or referred to herein or therein and which is designated by the Borrower to the Lenders in writing as confidential or as to which it is otherwise reasonably clear such information is not public, except that any Lender may disclose any such information (a) as has become generally available to the public other than by a breach of this Section 9.16, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Lender or to the National Association of Insurance Commissioners or the Federal Reserve Board or the Federal Deposit

Insurance Corporation or the OCC or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in response to any summons or subpoena or any law, order, regulation or ruling applicable to such Lender, (d) to any prospective Participant or assignee in connection with any contemplated transfer pursuant to Section 9.6, provided that
                                                                   --------
such prospective transferee shall have been made aware of this Section 9.16 and shall have agreed to be bound by its provisions as if it were a party to this Agreement, (e) to Gold Sheets and other similar bank trade publications; such
                  -----------
information to consist of deal terms and other information regarding the credit facilities evidenced by this Credit Agreement customarily found in such publications or (f) to any Person listed on Schedule 9.2 hereof (so long as such Person agrees to be bound by the provisions of this Section 9.16).

     SECTION 9.17      ACKNOWLEDGMENTS.
                       ---------------

     The Borrower and the other Credit Parties each hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of each Credit Document;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower or any other Credit Party arising out of or in connection with this Agreement and the relationship between Agent and Lenders, on one hand, and the Borrower and the other Credit Parties, on the other hand, in connection herewith is solely that of debtor and creditor; and

          (c) no joint venture exists among the Lenders or among the Borrower or the other Credit Parties and the Lenders.

     SECTION 9.18      WAIVERS OF JURY TRIAL.
                       ---------------------

     THE BORROWER, THE OTHER CREDIT PARTIES, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                                   ARTICLE X

                                   GUARANTY

     SECTION 10.1      THE GUARANTY.
                       ------------

     In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Extensions of Credit hereunder, each of the Guarantors hereby agrees with the Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Agent and the Lenders, including, without limitation, all obligations of the Borrower under Hedging Agreements. If any or all of the indebtedness of the Borrower to the Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Agent and the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this Article X in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

     Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

     SECTION 10.2      BANKRUPTCY.
                       ----------

     Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 7.1(e), and unconditionally promises to pay such indebtedness to the Agent for the account of the Lenders, or order, on demand, in lawful money of the United States. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

     SECTION 10.3      NATURE OF LIABILITY.
                       -------------------

     The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or
(b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agent or the Lenders on the indebtedness which the Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

     SECTION 10.4      INDEPENDENT OBLIGATION.
                       ----------------------

     The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

     SECTION 10.5      AUTHORIZATION.
                       -------------

     Each of the Guarantors authorizes the Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security,
(c) apply such security and direct the order or manner of sale thereof as the Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

     SECTION 10.6      RELIANCE.
                       --------

     It is not necessary for the Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     SECTION 10.7      WAIVER.
                       ------

          (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. Without limiting the generality of the provisions of this Article X, each of the Guarantors hereby specifically waives the benefits of N.C. Gen. Stat. (S) 26-7 through 26-9, inclusive. The Agent or any of the Lenders may, at their election, foreclose on any security held by the Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agent and any Lender may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

          (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

          (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "Other Parties") and all contractual,
                                        -------------
     statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

     SECTION 10.8      LIMITATION ON ENFORCEMENT.
                       -------------------------

     The Lenders agree that this Guaranty may be enforced only by the action of the Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Lenders upon the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee, stockholder or other equity holder of the Guarantors.

     SECTION 10.9      CONFIRMATION OF PAYMENT.
                       -----------------------

          The Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the commitments relating thereto terminated, subject to the provisions of Section 10.2.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte, North Carolina by its proper and duly authorized officers as of the day and year first above written.


BORROWER:                          ADVANCED GLASSFIBER YARNS LLC
--------



                                   By: /s/ Robert B. Fisher
                                       -----------------------
                                       Name:  Robert B. Fisher
                                       Title: President


GUARANTORS:                        AGY CAPITAL CORP.
----------


                                   By: /s/ Robert B. Fisher
                                       -----------------------
                                       Name:  Robert B. Fisher
                                       Title: President


AGENT AND LENDERS:                 FIRST UNION NATIONAL BANK,
------------------
                                   as Administrative Agent and as a Lender


                                   By: /s/ Glenn F. Edwards
                                       ----------------------------
                                       Name:  Glenn F. Edwards
                                       ----------------------------
                                       Title: Senior Vice President
                                       ----------------------------